PROSPECTUS May 1, 2025 Protective® Market Defender II Annuity	Protective Life Insurance Company P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 Fax: 205-268-6479 www.protective.com

This Prospectus describes an individual, single premium deferred registered index-linked annuity contract offered by Protective Life Insurance Company (the "Contract"). The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purposes, is not a short-term investment, and is not appropriate for an investor who needs ready access to cash. The Contract is no longer available for purchase.

This Prospectus sets forth a description of all material features about the Contract that a prospective investor should know before investing. This Prospectus also describes all material state variations to the Contract. Information about certain investment products, including indexed annuities, has been prepared by the Securities and Exchange Commission ("SEC") staff and is available at Investor.gov.

You may allocate your Purchase Payment to one or more of the index-linked investment options (each a Strategy) that provide a rate of return, positive, negative, or zero, based on the performance of one or more indices (each an Index) over a period of time. No Purchase Payments beyond the initial Purchase Payment will be accepted. See APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT for information about the available Strategies.

The Contract is a complex investment and involves risks, including potential loss of principal.

Each Strategy provides the potential for investment gains (Crediting Method) and protection against investment losses (Downside Protection). We offer Crediting Methods in the form of a Participation Rate and a Cap, and Downside Protection in the form of a Buffer or a Floor. When calculating a positive rate of return, the Participation Rate is the percentage of the increase in the Index that we apply, and the Cap is the maximum percentage of positive Index Performance that we will credit to a Strategy. When calculating a negative rate of return, the Buffer establishes the amount of negative Index Performance that we will absorb, and the Floor is maximum amount of negative Index Performance that we will credit to a Strategy. A Strategy with a 0% floor will not be credited with negative Index Performance regardless of the amount of the negative Index Performance.

The maximum amount of percentage loss an investor could experience from negative Index Performance after taking into account current Downside Protection when a Strategy with a Floor is elected is -20% to -5% during a Term based on the Strategy elected and when a Strategy with a Buffer is elected is -85% during a Term.

We limit the amount an investor can earn (Crediting Method) on a particular Strategy. For Strategies with a Participation Rate, the lowest limit on Index gains that may be established is 50%. For Strategies with a Cap, the lowest limit on Index gains that may be established is 1.5%. For Strategies with both a Participation Rate and a Cap, the lowest limit on Index gains that may be established for the Participation Rate is 100% and for the Cap is 1.5%.

We currently offer ten Strategies. We reserve the right to change or discontinue a Strategy for renewal Terms, but we guarantee that the available Strategy options will always include the following: (i) a Strategy with a 0% Floor (the Default Strategy), (ii) a Strategy with a Floor from -1% to -10%, and (iii) a Strategy with a Buffer between -10% and -25%.

If you take a withdrawal or surrender the Contract, we will apply a Market Value Adjustment (MVA) and, if applicable, a withdrawal charge, premium taxes, and tax penalties, which may reduce the amount you receive and could result in loss of principal and previously credited interest. Because of the MVA, we may increase or decrease the amount of proceeds payable to you from withdrawals from the Strategies. The MVA applies to the amount withdrawn or surrendered in excess of the annual Free Withdrawal Amount. Application of the MVA to a withdrawal or a surrender that exceeds the annual Free Withdrawal Amount could reduce the Contract Value to less than the amount protected by any applicable Buffer(s) or Floor(s).

During the first six (6) years after we issue the Contract, amounts withdrawn or surrendered from the Contract in excess of the annual Free Withdrawal Amount are subject to a withdrawal charge and any applicable premium tax, in addition to the MVA. The withdrawal charge starts as 9% of the amount withdrawn or surrendered (adjusted for the MVA) in excess of the annual Free Withdrawal Amount and that percentage decreases each year to zero in the sixth year after we issue the Contract. The MVA may increase, decrease, or have no effect on the amount withdrawn to satisfy the withdrawal request. If the MVA increases the proceeds payable upon withdrawal and the withdrawal charge applies, the amount of the withdrawal charge would be higher as a result of the MVA. In extreme circumstances, the maximum percentage amount of potential loss resulting from an MVA decrease can be 90%

The Protective Life Insurance Company's obligations under the Contract are subject to its financial strength and claims-paying ability.

Please read this Prospectus carefully. You should keep a copy for future reference.

The Protective Market Defender II Annuity is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal and previously credited interest.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SPECIAL TERMS	3
OVERVIEW OF THE CONTRACT	6
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	8
FEE TABLE	12
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT	13
THE COMPANY AND INVESTMENT OPTIONS	15
Protective Life Insurance Company	15
Administration	15
Index-Linked Options	16
Holding Account	21
The "Non-Unitized" Separate Account	22
DESCRIPTION OF THE CONTRACT	22
The Contract	22
Use of the Contract in Qualified Plans	22
Parties to the Contract	22
Issuance of a Contract	23
Purchase Payments	24
Right to Cancel	25
Allocation of Your Purchase Payment	25
Strategy Transfers and Renewals	26
Withdrawals and Surrenders	27
THE HOLDING ACCOUNT	29
DEATH BENEFIT	30
Payment of the Death Benefit	30
Continuation of the Contract by a Surviving Spouse	31
Selecting a Death Benefit	32
Escheatment of Death Benefit	33
OTHER OPTIONAL BENEFITS	33
SUSPENSION OR DELAY IN PAYMENTS	33
SUSPENSION OF CONTRACTS	33
CHARGES AND ADJUSTMENTS	34
Market Value Adjustment	34
Vesting Factor	35
Withdrawal Charge	37
Free Withdrawal Amount	37
Withdrawal Charge Percentage	37
Waiver of Withdrawal Charge and Market Value Adjustment	38
Death Benefit Fees	39
Premium Taxes	40
Other Information	40
ANNUITY PAYMENTS	40
Annuity Date	40
Changing the Annuity Date	41
Contract Value	41
PayStream Plus® Annuitization Benefit	41
Annuity Income Payments	41
Annuity Options	41
Death of Annuitant or Owner After Annuity Date	42
FEDERAL TAX MATTERS	42
Introduction	42
The Company's Tax Status	43
TAXATION OF ANNUITIES IN GENERAL	43
Tax Deferral During Accumulation Period	43
Delayed Annuity Dates	43
Taxation of Withdrawals and Surrenders	43
Taxation of Annuity Payments	44
Taxation of Death Benefit Proceeds	44
Assignments, Pledges, and Gratuitous Transfers	44
Additional Tax on Premature Distributions	45
Aggregation of Contracts	45
Exchanges of Annuity Contracts	45
Medicare Hospital Insurance Tax on Certain Distributions	45
Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons	46
QUALIFIED RETIREMENT PLANS	46
In General	46
Required Minimum Distributions	46
Additional Tax on Premature Distributions	47
Other Considerations	48
Direct Rollovers	49
FEDERAL INCOME TAX WITHHOLDING	50
GENERAL MATTERS	50
Error in Age or Gender	50
Incontestability	51
Non-Participation	51
Assignment or Transfer of a Contract	51
Notice	51
Modification	51
Reports	51
Settlement	51
Receipt of Payment	51
Protection of Proceeds	52
Minimum Values	52
Application of Law	52
DISTRIBUTION OF THE CONTRACTS	52
Distribution	52
Selling Broker-Dealers	52
CEFLI	53
LEGAL PROCEEDINGS	53
FINANCIAL STATEMENTS	54
APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT	55
APPENDIX: INDEX SUBSTITUTION EXAMPLE	58
APPENDIX: STATE CONTRACT AVAILABILITY AND VARIATIONS OF CERTAIN FEATURES	59
APPENDIX: INDEX PUBLISHERS	61

SPECIAL TERMS

"We", "us", "our", "Protective Life", and "Company": refer to Protective Life Insurance Company. "You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

60 Day Rate Lock Period: The time period during which we guarantee the Crediting Method rates for your initial Strategy selection(s). The 60 Day Rate Lock Period begins on the date you sign your application. We will guarantee the rates for your initial Strategy selection(s) for 60 days, even if we declare new rates during this period.

Administrative Office: Protective Life Insurance Company, P.O. Box 10648, Birmingham, Alabama 35202-0648 (for Written Notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).

Annuity Date: The date as of which the Contract Value, less any applicable premium tax, is applied to an Annuity Option.

Annuity Option: The method you choose by which we will determine the amount, frequency and term of the annuity income payments beginning on the Annuity Date.

Buffer: One of the Strategy Elements. The maximum percentage of negative Index Performance that we absorb. If negative Index Performance exceeds the Buffer, that excess negative performance will be reflected in the Strategy Value.

Business Day: Any day on which Protective Life is open for regular business and on which every Index used to determine any value under this Contract is compiled and published by its owner. A Business Day ends at 4 p.m. Eastern Time.

Cap: One of the Strategy Elements. The maximum percentage of positive Index Performance that we use to determine Strategy Performance.

Code: The Internal Revenue Code of 1986, as amended.

Contract: The Protective Market Defender II Annuity.

Contract Anniversary: The same relative month and day as the Contract's first Strategy Start Date in each subsequent calendar year.

Contract Base: The sum of the Strategy Base(s) at the end of each Business Day.

Contract Value: At the end of each Business Day, the Contract Value is either (i) the Holding Account Value; or (ii) the sum of all the Strategy Values.

Contract Year: The approximate 12-month period beginning on the Contract's first Strategy Start Date and ending on the same relative month and day in each subsequent calendar year.

Crediting Method: The specific interest credit calculation method(s), in the form of a Participation Rate and/or Cap, that applies to a Strategy.

Death Benefit: The amount we pay to the beneficiary if an Owner dies before the Annuity Date.

Default Strategy: A Strategy with a 0% Floor that uses the same Index as the maturing Strategy.

Downside Protection: The level of negative Index Performance risk we assume in the form of a Buffer or Floor.

Due Proof of Death: Receipt at our Administrative Office of a certified death certificate or judicial order from a court of competent jurisdiction or similar tribunal.

Floor: One of the Strategy Elements. The maximum negative Index Performance that we use to determine the Strategy Performance. The Floor is the maximum percentage loss that the Strategy can lose over a Term, even if negative Index Performance exceeds that percentage.

Free Withdrawal Amount: The amount of Contract Base that may be withdrawn each Contract Year without being subject to the Market Value Adjustment and, if applicable, the withdrawal charge. The available free withdrawal amount is calculated for each withdrawal requested.

Good Order ("good order"): A request or transaction generally is considered in "Good Order" if we receive it in our Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the request or transaction in writing (or, when permitted, by telephone or Internet as described in the Prospectus) along with all forms, information and supporting legal documentation we require to effect the instruction or transaction. The specific requirements for Good Order for particular transactions are discussed in the relevant section of the Prospectus.

Holding Account: A temporary account used to receive and hold the Purchase Payment (or portions of the Purchase Payment) until being allocated to one or more Strategies according to your allocation instructions.

Holding Account Value: The Purchase Payment we receive plus any accrued interest.

Index Performance: The percentage change (increase or decrease) in the Strategy's Index between two points in time.

Investment Option: A Strategy to which you may allocate your Purchase Payment or transfer Contract Value under this Contract.

Issue Date: The Business Day as of which we credit the Purchase Payment (or the first portion of it that we receive) to the Contract and the date the Contract takes effect.

Market Value Adjustment ("MVA"): An adjustment we make to your Strategy Value if you take a withdrawal in excess of the Free Withdrawal Amount, or to the amount we pay you if you surrender the Contract, during an MVA Period. The MVA helps offset our costs and risks of owning fixed income and other investments used to back the guarantees under your Contract from the Strategy Date to the date you take a withdrawal or surrender the Contract. The MVA may be negative, positive, or zero. This means that the MVA may decrease, increase, or have no effect on the remaining Contract Value or the amount we withdraw from your Contract Value to pay your withdrawal request or the amount we pay you if you surrender the Contract.

Maturity Date: The date on which a Strategy is scheduled to end.

Maturity Value: The value of a Strategy on its Maturity Date.

Maximum Annuity Date: The latest date on which you must surrender or annuitize the Contract, currently the oldest Owner's or Annuitant's 95th birthday.

MVA Period: A period during which an MVA will apply if you take a withdrawal in excess of the Free Withdrawal Amount, or if you surrender the Contract. The initial MVA Period is the first six (6) Contract Years. Following the initial MVA Period of six (6) Contract Years, the MVA Period is one (1) Contract Year and automatically renews each Contract Anniversary.

Owner: The person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract.

Participation Rate: One of the Strategy Elements. The specified percentage of Index Performance we use to calculate Strategy Performance.

Purchase Payment: The amount paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts: Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Qualified Plans: Retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Start Date: The date on which a Strategy is established. Start Dates occur on the first and third Wednesday of each month, that is also a Business Day. If the first or third Wednesday of a month is not a Business Day, the Start Date will be the following Business Day.

Strategy: A specifically defined method for calculating the gain or loss attributable to each allocation you make under the Contract. A Strategy is defined by its Strategy Elements.

Strategy Base: The amount allocated to establish a Strategy on its Start Date, minus an adjustment for subsequent withdrawals.

Strategy Elements: A Strategy's Term, Crediting Method (it's Participation Rate and, if applicable, Cap), and Downside Protection (Buffer or Floor).

Strategy Performance: Index Performance after applying the Strategy Elements and Vesting Factor. Strategy Performance generally limits the Index Performance that is applied when calculating the Strategy Value.

Strategy Value: The dollar value of a Strategy as of close of each Business Day, before application of the MVA and deduction of any applicable withdrawal charge, fees and premium tax. It is equal to the Strategy Base, multiplied by the Strategy Performance. On a Start Date, the Strategy Value is equal to the Strategy Base. On a Maturity Date, the Strategy Value is equal to the Maturity Value.

Surrender Value: The amount you are entitled to receive under the Contract in the event the Contract is terminated prior to the Annuity Date. The Surrender Value of the Contract is equal to the Contract Value on the surrender date adjusted by the MVA, minus the withdrawal charge (if the transaction occurs during the withdrawal charge period) and applicable premium tax.

Term: The duration of a Strategy which is generally the approximate one (1) year period from the Start Date through its Maturity Date.

Vesting Factor: A factor used to determine the portion of positive or negative Strategy Performance that we take into account when determining credited interest or a reduction in Strategy Value. The Vesting Factor varies depending upon whether Index Performance is positive or negative and, if applicable, the type of Downside Protection and the day of the Term.

Written Notice: A notice or request submitted in writing in Good Order that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service. Please note that we use the term "written notice" in lower case to refer to a notice that we may send to you.

OVERVIEW OF THE CONTRACT

Q: What is this Contract, and what is it designed to do?

A: The Protective Market Defender II Annuity Contract is an individual single premium deferred index-linked annuity contract designed to provide long-term accumulation of assets during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your beneficiaries. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or who need ready access to cash and may not be appropriate for you if you do not have a long-term investment horizon.

Q: How do I accumulate assets in this Contract and receive income from the Contract?

A: Your Contract has two phases: an accumulation (savings) phase and a payout (income) phase.

Accumulation (Savings) Phase. To help you accumulate assets, you can invest your Purchase Payment in:

•  Strategies that credit or deduct interest based, in part, on the performance of a broad based securities index over a one-year Term.

•  We will credit or deduct interest at the end of the one-year Term. We calculate credited interest and reductions based on percentage changes in the value of the Strategy's Index, subject to the Strategy's Crediting Method, Downside Protection, and applicable Vesting Factor. Currently we offer several Strategies that calculate performance based on the S&P 500® Price Return Index ("S&P 500 Index") and the MSCI EAFE Price Return Index ("MSCI EAFE Index"). Both Indexes do not reflect dividends on the securities comprising the Index, and therefore the Index Performance under the Contract does not reflect the full investment performance of those securities. You could lose a significant amount of money if the Index declined in value.

•  We limit the amount an investor can earn (Crediting Method) at the end of the one-year Term. We limit the amount of interest credited at the end of a Term through a Participation Rate and/or a Cap. The Participation Rate is a specified percentage of positive Index Performance used to calculate Strategy Performance. The Cap establishes the maximum percentage of positive Index Performance that may be used to calculate Strategy Performance. Here are a few examples. For a Strategy with a Participation Rate of 80%, if the Index Performance was 10% at the end of the Term, we will credit interest of 8% (which is 80% of the 10% Index Performance). For a Strategy with a Cap of 5%, if the Index Performance was 10% at the end of the Term, we will credit interest of 5% (equal to the Cap since the Index Performance is greater than the Cap).

•  For Strategies with a Participation Rate, the lowest limit on Index gains that may be established is 50%. For Strategies with a Cap, the lowest limit on Index gains that may be established is 1.5%. For Strategies with both a Participation Rate and a Cap, the lowest lion Index gains that may be established for the Participation Rate is 100% and for the Cap is 1.5%.

•  We limit the amount an investor can lose (Downside Protection) at the end of the one-year Term. We limit the amount of negative interest at the end of a Term through a Buffer or a Floor. The Buffer establishes the amount of negative Index Performance that we will absorb, and the Floor is the maximum amount of negative Index Performance that we will credit to a Strategy. Here are a few examples. For a Strategy with a -15% Buffer, if the Index Performance was -25% at the end of the Term, we will credit -10% (the Index Performance percentage that exceeds the Buffer rate) which means your Contract Value will decrease by 10%. For a Strategy with a -5% Floor, if the Index Performance was -25% at the end of the Term, we will credit -5% (even though the Index Performance loss exceeded that rate).

•  We guarantee to offer Strategies that include the following: (i) a 0% Floor, (ii) a Floor from -1% to
-10%, and (iii) a Buffer between -10% and -25%.

  Additional information about the Strategies in which you can invest is provided in the back of this Prospectus. See APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

Payout (Income) Phase

You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (sometimes called annuity payments) from the Company, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period of years or your life. The annuity payments are fixed. Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including guaranteed minimum death benefits and living benefits) terminate upon annuitization.

Q: What happens if I take a withdrawal or surrender the Contract before the end of a Term or a certain period?

A: You could lose a significant amount of money due to any contract adjustments made if you withdraw or surrender your Contract before the end of a Term and/or during the withdrawal charge period.

If you take a withdrawal or surrender the Contract, we will apply a Market Value Adjustment (MVA) and, if applicable, a withdrawal charge to any withdrawal or surrender of the Contract that exceeds the Free Withdrawal Amount which may reduce the amount you receive. The initial MVA Period is the first six (6) Contract Years. The initial MVA Period and the withdrawal charge period run concurrently for the first six (6) Contract Years. The withdrawal charge percentage starts at 9% and decreases to zero after the initial MVA Period. During the initial MVA Period, application of the MVA and the withdrawal charge to a withdrawal request that exceeds the Free Withdrawal Amount could reduce the Contract Value to less than the Downside Protection described above. The MVA may increase, decrease, or have no effect on the amount withdrawn or surrendered.

Q: What are the primary features and options that this Contract offers?

A: Accessing your money. Until you annuitize, you have access to your money subject to the MVA described above. You can choose to withdraw your Contract Value at any time (although if you withdraw, you may have to pay withdrawal charges, premium taxes, and income taxes, including an additional tax if you are younger than age 59 1/2).

Tax treatment. At the end of Term (the Maturity Date), you can transfer money to a new Strategy without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed when: (1) you make a withdrawal or (2) you receive an income payment from the Contract. Your beneficiary is taxed upon payment of a death benefit. For more information, see FEDERAL TAX MATTERS and TAXATION OF ANNUITIES IN GENERAL.

Death benefits. Your Contract includes a basic death benefit, the Contract Value Death Benefit, that will pay your beneficiaries the Contract Value as of the date we receive Due Proof of Death, minus applicable fees and charges. You can purchase the optional Return of Purchase Payment Death Benefit for an additional fee. These death benefits may increase the amount of money payable to your beneficiaries upon your death.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES, EXPENSES, AND ADJUSTMENTS
Are There Charges or Adjustments for Early Withdrawals?	Yes. If you surrender or make a withdrawal from your Contract within six (6) years following your last Purchase Payment and before the Annuity Date, you will be assessed a surrender charge of up to 9% on the amount of the withdrawal minus the annual free withdrawal amount. The surrender charge starts at 9% and declines to 0% over six (6) years.
For example, assume you purchased a Contract with a single Purchase Payment of $100,000 and surrender the Contract during the first Contract Year. Your free withdrawal amount is $10,000 (10% x $100,000) and is not subject to a surrender charge. You will be assessed a surrender charge of up to $8,100 (9% x $90,000) on the remaining amount of your surrender request. This would be greater if there is a negative MVA, taxes, or tax penalties.
For additional information about charges for surrenders and early withdrawals, see CHARGES AND ADJUSTMENTS — Withdrawal Charge in the Prospectus.
If all or a portion of Contract Value is removed from an Investment Option or from the Contract before the expiration of a Term, we will apply an MVA which may be negative. In extreme circumstances, you could lose up to 90% of your investment due to the MVA.
For example, if you allocated $100,000 to an Investment Option with a 1-year Term and later withdraw the entire amount before the 1-year has ended, you could lose up to $90,000 or more of your investment (Free Withdrawal Amount included). This loss will be greater if you also have to pay a surrender charge, taxes, and tax penalties.
An MVA may apply if you take a withdrawal in excess of the free withdrawal amount or surrender the Contract, during an MVA period which is initially the first 6 Contract Years and following the initial 6 Contract Years is 1 Contract and automatically renews each Contract Anniversary.
For additional information about an MVA, see CHARGES AND ADJUSTMENTS — Market Value Adjustment in the Prospectus.
Are there Transaction Charges?	No. There are no other transaction charges.
Are There Ongoing Fees and Expenses?	Yes. There is an implicit ongoing fee on the Strategies to the extent that your participation in Index gains is limited by us through the use of a Cap, Participation Rate, or some other rate or measure. This means that your returns may be lower than the Index's returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.
The Return of Purchase Payments Death Benefit has an annual cost of 0.20% as an annualized percentage of the death benefit value on each Start Date.
For additional information about annual charges, see FEE TABLE and CHARGES AND ADJUSTMENTS in the Prospectus.

RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal. The maximum amount of percentage loss an investor could experience from negative Index Performance after taking into account current Downside Protection when a Strategy with a Floor is elected is -20% to -5% during a Term based on the Strategy elected and when a Strategy with a Buffer is elected is -85% during a Term.
We guarantee that the available Strategy options will always include the following: (i) a Strategy with a 0% Floor (the Default Strategy), (ii) a Strategy with a Floor from -1% to -10%, and (iii) a Strategy with a Buffer between -10% and -25%.
For additional information about the risk of loss, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT in the Prospectus.

Is this a Short-Term Investment?  No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Although you are permitted to take withdrawals or surrender the Contract, surrender charges and federal and state income taxes and tax penalties may apply.
Surrender charges may apply for up to six (6) years following your Purchase Payment. Withdrawals will reduce your Contract Value and death benefit.
Amounts removed from a Strategy or from the Contract before the end of a Term may also result in negative Contract adjustment and loss of positive index performance.
Contract Value allocated to a Strategy at the end of a Term, will be reallocated for a new Term based on the instructions we have on file, unless we are provided new reallocation instructions before the start of a new Term. If a particular Strategy is no longer available for a new Term and you do not provide reallocation instructions, we will start a new Term using the Default Strategy which provides for a 0% Floor.
The benefits of tax deferral also mean the Contract is less beneficial to investors with a short time horizon.
For additional information about the investment profile of the Contract, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT, CHARGES AND ADJUSTMENTS, FEDERAL TAX MATTERS, and TAXATION OF ANNUITIES IN GENERAL in the Prospectus.

RISKS
What Are the Risks Associated with Investment Options?	An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Contract.
Each Investment Option (including the Holding Account) has its own unique risks.
You should review the available Strategies and consult with your financial professional before making an investment decision.
The Participation Rate and/or Cap Rate will limit positive Index returns (e.g. limit to upside returns). This may result in you earning less than the Index return. Here are a few examples. For a Strategy with a Participation Rate of 80%, if the Index Performance was 10% at the end of the Term, we will credit interest of 8% (which is 80% of the 10% Index Performance). For a Strategy with a Cap of 5%, if the Index Performance was 10% at the end of the Term, we will credit interest of 5% (equal to the Cap since the Index Performance is greater than the Cap). For a Strategy has both a Participation Rate and a Cap, the Participation Rate will be 100% (which means there is no limit to the amount of credited interest) and the Cap is 6%, if Index Performance was 10% at the end of the Term, we will credit interest of 6% (equal to the Cap since the Index Performance was greater than the Cap).
The Floor or Buffer will limit negative Index Returns (e.g. limited protection in the case of market declines). Here are a few examples. For a Strategy with a -15% Buffer, if the Index Performance was -25% at the end of the Term, we will credit -10% (the Index Performance percentage that exceeds the Buffer rate) which means your Contract Value will decrease by 10%. For a Strategy with a -5% Floor, if the Index Performance was -25% at the end of the Term, we will credit -5% (even though the Index Performance loss exceeded that rate).
Currently we offer several Strategies that calculate performance based on the S&P 500® Price Return Index ("S&P 500 Index") and the MSCI EAFE Price Return Index ("MSCI EAFE Index"). The Indexes are price return indexes, not total return indexes, and therefore do not reflect dividends paid on the securities comprising the Index and therefore the Index Performance under the Contract does not reflect the full investment performance of those securities.
For additional information about the risks associated with Investment Options, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT in the Prospectus.

What Are the Risks Related to the Insurance Company?  An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Strategies and Holding Account), guarantees, or benefits under the Contract are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page.
For additional information about Company risks, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT and THE COMPANY AND INVESTMENT OPTIONS in the Prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?	Yes. We offer several index-linked Investment Options (each a Strategy). You may not transfer all or part of the value of an existing Strategy, during its Term, to any other Strategy.
We reserve the right to add, remove, or substitute a particular Strategy upon, or prior to, renewal. You will receive prior notification.
In addition, for an existing Strategy the Participation Rate, Cap, Floor, and/or Buffer may be different for a new Term but will be subject to any contractual minimum guarantees.
For additional information about Investment Options, see THE COMPANY AND INVESTMENT OPTIONS — Index-Linked Options in the Prospectus.
Are There any Restrictions on Contract Benefits?	Yes. We may stop offering an optional benefit rider at any time and the availability of certain optional benefit riders may vary by state.
If you purchase an optional death benefit, which is only available at Contract issue, withdrawals may reduce the benefit by an amount greater than the value withdrawn.
For additional information about the optional benefit, see DEATH BENEFIT — Selecting a Death Benefit in the Prospectus.
TAXES
What Are the Contract's Tax Implications?	You should consult with a qualified tax advisor regarding the federal tax implications of an investment in, payments received under, and other transactions in connection with this Contract.
If you purchase the Contract through a tax-qualified plan or individual retirement arrangement (IRA), you do not get any additional tax deferral. Generally, all earnings on the investments underlying the Contract are tax-deferred until distributed or deemed distributed. A distribution from a non-Qualified Contract, which includes a surrender, withdrawal, payment of a death benefit, or annuity income payments, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% additional tax may also apply if the Owner takes a withdrawal before age 59 1/2. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends.
For additional information about tax implications, see FEDERAL TAX MATTERS and TAXATION OF ANNUITIES IN GENERAL in the Prospectus.

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?	We pay compensation, in the form of commissions, non-cash compensation, and asset-based compensation, to broker-dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to the broker-dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The prospect of receiving, or the receipt of, asset-based compensation may provide broker-dealers and/or their registered representatives with an incentive to recommend initial or continued investment in the Contracts over other variable insurance products (or other investments). You may wish to take such compensation arrangements into account when considering and evaluating any recommendation relating to the Contracts.
For additional information about compensation, see DISTRIBUTION OF THE CONTRACTS in the Prospectus.
Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the contract you already own. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.
For additional information about exchanges, see TAXATION OF ANNUITIES IN GENERAL — Exchanges of Annuity Contracts in the Prospectus.

FEE TABLE

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender or make withdrawals from an Investment Option or from the Contract. State premium taxes may also be deducted.

TRANSACTION EXPENSES

Maximum Surrender Charge (as % of amount surrendered)(1)	9%

(1)  The surrender charge is based upon the Purchase Payment as of the date the Purchase Payment is applied to the Contract and decreases over time. The total of surrender charges assessed will not exceed 9% of the Purchase Payment. See CHARGES AND ADJUSTMENTS — Withdrawal Charge in the Prospectus.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract value is removed from an Investment Option or from the Contract before the expiration of a specified period.

ADJUSTMENTS

Contract Adjustment* Maximum Potential Loss (as a percentage of Contract value at the start of the crediting period or amount withdrawn, as applicable)	90%

*  Withdrawals and surrenders that exceed the Free Withdrawal Amount will have a Contract Adjustment applied.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES

Optional Benefit Charges

	Maximum	Current
Return of Purchase Payment Death Benefit Fee (as an annualized percentage of the Death Benefit Value on each Start Date)(1)	0.20%	0.20%

(1)  The Return of Purchase Payments Death Benefit is equal to the greatest of (i) your Contract Value, (ii) your Surrender Value, or (ii) your Purchase Payment less an adjustment for each withdrawal. For more information on these death benefit values and fees, and how they are calculated, please see the DEATH BENEFIT — Selecting a Death Benefit and CHARGES AND ADJUSTMENTS — Death Benefit Fees sections in the Prospectus.

In addition to the fees described above, we limit the amount you can earn on the index-linked investment options. This means your returns may be lower than the Index's returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Market Risk. There is a risk of substantial loss of your investment depending on the performance of each Strategy to which you allocated your Contract Value. The Contract offers Strategies with a risk of negative investment performance. Negative investment performance may cause your Strategy performance to be negative down to the amount of the Floor or in excess of the Buffer. The maximum amount of percentage loss an investor could experience from negative Index Performance after taking into account current Downside Protection when a Strategy with a Floor is elected is -20% to -5% during a Term based on the Strategy elected and when a Strategy with a Buffer is elected is -85% during a Term. We guarantee that the available Strategy options will always include the following: (i) a Strategy with a 0% Floor (the Default Strategy), (ii) a Strategy with a Floor from -1% to -10%, and (iii) a Strategy with a Buffer between -10% and -25%.

Early Withdrawal Risk. The Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right investment for you due to withdrawal charges, negative Market Value Adjustments, loss of interest, and the possibility of adverse tax consequences. A withdrawal charge and a negative Market Value Adjustment for withdrawals in excess of the Free Withdrawal Amount during the initial MVA Period (the first 6 Contract Years) could be substantial. In extreme circumstances, the maximum percentage amount of potential loss resulting from a negative Market Value Adjustment can be 90%. A surrender or withdrawal may also be subject to federal and state income taxes and, if taken before 59 1/2, an additional 10% tax.

Index-Linked Option Risk. The Contract offers Strategies for allocation of your Contract Value. The Strategies experience gains and losses based in part on the performance of an Index. Allocating to a Strategy is not an investment in the securities markets, the Index, or in the securities tracked by the Index. The Indexes are price return indexes and do not reflect dividends paid on the securities comprising the Index, and therefore the Index Performance under the Contract does not reflect the full investment performance of those securities.

We limit the amount you can earn (Crediting Method) on a particular Strategy through a Participation Rate and/or a Cap. This means that you may earn less than the actual performance of the underlying Index being tracked by the Strategy. While each Strategy provides for the potential for investment gains, they also offer protection against investment losses (Downside Protection) through a Buffer or a Floor. When calculating a negative rate of return, the Buffer establishes the amount of negative Index Performance that we will absorb, and the Floor is maximum amount of negative Index Performance that we will credit to a Strategy. This means that you will still have losses with a Buffer or Floor that is not equal to 0%. A Strategy with a 0% Floor will not be credited with negative Index Performance regardless of the amount of the negative Index Performance.

The Participation Rate and Cap are set by us at our discretion, with Participation Rates and Caps subject to contractual minimums. You risk the possibility that Participation Rates and Caps for new and renewal Strategies may not be as favorable as the Participation Rates or Caps for your current Strategies and may vary each time a new Term starts.

The Buffers and Floors are also set by us at our discretion, subject to certain options that will always be available. You risk the possibility that the Floors and Buffers for new and renewal Strategies may not be as favorable as the Floors and Buffer for your current Strategies and may vary each time a new Term starts.

Currently, we offer several Strategies that calculate performance based on the S&P 500® Price Return Index ("S&P 500 Index") and the MSCI EAFE Price Return Index ("MSCI EAFE Index"). Because each Index is comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. In addition, the value of equity securities may decline for reasons directly related to the issuers of the securities.

The S&P 500 Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and also may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion.

The MSCI EAFE Index is an equity index that captures large and mid-cap representations across developed markets in countries around the world. The securities comprising the MSCI EAFE Index are subject to the risks related to investments in foreign markets (e.g., increase price volatility, changing currency exchange rates, and greater political, regulatory, and economic uncertainty. The MSCI EAFE Index is a capitalization-weighted index of companies representing the stock markets of Europe, Australasia, and the Far East. It is designed to measure the equity market performance of developed markets, excluding the United States and Canada. In general, foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets.

There is no guarantee that an Index will be available during the entire time you own your Contract. We may eliminate or substitute an Index, at any time, including before the end of a Term, if there is a significant change in the calculation or composition of the Index, the cost to license, the cost to support the Strategies tied to the Index, or the Index is discontinued or otherwise becomes unavailable. If we substitute the Index, the performance of the new Index may differ from the original Index. This, in turn, may affect the Index Performance and affect how you want to allocate Contract Value among the available Strategies. We will not substitute the Index until the new Index has been approved by the appropriate insurance regulatory authority. Upon substitution of an Index during the Term, we will calculate your Index Performance on the replaced Index up until the date of substitution and the substitute Index from the date of substitution to the Strategy's Maturity Date or the date we calculate a request for a withdrawal or surrender. An Index substitution will not change the Crediting Method or Downside Protection for an existing Strategy. The performance of the new Index may not be as good as the one that it replaced and as a result your Strategy Performance may have been better if there had been no substitution. See APPENDIX: INDEX SUBSTITUTION EXAMPLE. If we substitute the Index and you do not wish to allocate your Contract Value to the Strategies available under the Contract, you may surrender your Contract, but you may be subject to a withdrawal charge and an MVA, which may result in a loss of principal and previously credited interest. A surrender may also be subject to federal and state income taxes and, if taken before age 59 1/2, a 10% additional tax.

Contract Benefits Risk. Withdrawals can reduce the value of the optional Return of Purchase Payments Death Benefit by more than the amount withdrawn. A negative Market Value Adjustment could apply for a withdrawal made during a Term and may result in significant loss of Contact Value and potentially the benefits provided by the Return of Purchase Payments Death Benefit.

Insurance Company Risk. An investment in the Contract is subject to the risks related to Protective Life. Any obligations, guarantees, or benefits under the Contract are subject to the financial strength and claims-paying ability of Protective Life. More information about Protective Life, including its financial strength ratings, is available upon request at no charge by calling us at 1-800-456-6330 or writing to us at the address shown on the cover page of this Prospectus.

Contract Changes Risk. We reserve the right to change or discontinue a Strategy for renewal Terms, but we guarantee that the available Strategy options will always include the following: (i) a Strategy with a 0% Floor (the Default Strategy), (ii) a Strategy with a Floor from -1% to -10%, and (iii) a Strategy with a Buffer between -10% and -25%. We regularly monitor the performance of each of the Strategies. From time to time, it may become necessary to cease offering, completely or temporarily, a particular Strategy. We reserve the right to discontinue making available new Strategies when our ability to offer those Strategies has been reduced due to changes in external forces such as the economic environment or actions taken by competitors. We may also discontinue a particular Strategy if there is insufficient volume to justify the continuation.

Tax Consequences. Generally, all earnings are tax-deferred until withdrawn or until annuity income payments begin. If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax deferred benefit.

Distributions (which include surrenders, withdrawals, or payment of death benefits) from non-Qualified Contracts will generally result in taxable income if Contract Value has increased. Distributions from Qualified Contracts will generally result in taxable income even if the Contract Value has not increased. All amounts includable in income with respect to the Contract are taxed at ordinary income tax rates. In certain circumstances, a 10% additional tax may also apply if the Owner takes a withdrawal before age 59 1/2. See TAXATION OF ANNUITIES IN GENERAL.

Business Disruption and Cyber-Security Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website, impact our ability to calculate Contract Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection. There can be no assurance that we or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as the coronavirus COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third party administrators to perform their job responsibilities. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our processing of Contract-related transactions, including processing of orders from Owners, impact our ability to calculate Contract Value, or have other possible negative impacts. There can be no assurance that we or our service providers will avoid losses affecting your Contract due to a natural disaster or catastrophe.

THE COMPANY AND INVESTMENT OPTIONS

Protective Life Insurance Company

The Contracts are issued by Protective Life. Protective Life is a Nebraska corporation and was founded in 1907. Following its receipt of an Order Approving Redomestication on December 20, 2024, Protective Life redomesticated from Tennessee to Nebraska, and became an insurance company domiciled in the State of Nebraska as of December 31, 2024. Protective Life's address is P.O. Box 10648, Birmingham, Alabama 35202-0648. Protective Life markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities and extended service contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), a U.S. insurance holding company and a wholly-owned subsidiary of Dai-ichi Life Holdings, Inc. ("Dai-ichi"). Dai-ichi's stock is traded on the Tokyo Stock Exchange. For more information about us, go to www.protective.com.

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 ("34 Act"), we do not intend to file periodic reports as required under the 34 Act.

Protective Life is obligated to pay all amounts promised to you under the Contracts, subject to its financial strength and claims-paying ability.

Administration

Protective Life Insurance Company performs the Contract administration at its Administrative Office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

Index-Linked Options

Strategies

We will credit positive or negative interest at the end of a Term to amounts allocated to a Strategy based, in part, on the performance of the Index. An investment in a Strategy is not an investment in the Index or in any Index Fund. You could lose a significant amount of money if the Index declines in value. You could also lose a significant amount of money due to the Market Value Adjustment and/or the Vesting Factor if amounts are removed from a Strategy before the end of its Term.

We currently offer several Strategies for you to allocate your Contract Value. We offer Floor options of 0%, -5%, -10%, and -20% and a Buffer option of -15%, with each Strategy tracking the S&P 500 Price Return Index or the MSCI EAFE Price Return Index. See THE COMPANY AND INVESTMENT OPTIONS — Index-Linked Options — Indexes for more information about the Indexes.

Information regarding the features of each currently offered Strategy, including the Strategy name, its type, Term length, its Index crediting method, current limit on Index loss, and the minimum limit on Index gain, is available in an appendix to this prospectus. See APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

We can add or remove a Strategy and change the applicable Participation Rate, Cap, Floor and/or Buffer of a Strategy from one Term to the next, including the Index and the current limits on Index gains and losses (subject to any contractual minimum guarantees).

Strategy Performance and Strategy Value will fluctuate daily based on the Strategy Elements (e.g. Participation Rate, Cap, Buffer, or floor) and possibly the Vesting Factor. For more information about the Vesting Factor and/or Market Value Adjustment if amounts are withdrawn before the end of a Term, see CHARGES AND ADJUSTMENTS — Market Value Adjustment and CHARGES AND ADJUSTMENTS — Vesting Factor.

Downside Protection

We limit the amount an investor can lose (Downside Protection) at the end of the one-year Term. We limit the amount of negative interest at the end of a Term through a Buffer or a Floor. The Buffer establishes the amount of negative Index Performance that we will absorb, and the Floor is the maximum amount of negative Index Performance that we will credit to a Strategy. Here are a few examples. For a Strategy with a -15% Buffer, if the Index Performance was -25% at the end of the Term, we will credit -10% (the Index Performance percentage that exceeds the Buffer rate) which means your Contract Value will decrease by 10%. For a Strategy with a -5% Floor, if the Index Performance was -25% at the end of the Term, we will credit -5% (even though the Index Performance loss exceeded that rate).

Each Strategy will have Downside Protection that will not change during the Strategy Term.

The Floor is a limit on negative Index Performance. The Floor is the maximum percentage loss, due to negative Index Performance, you can experience over the Strategy Term, even if negative Index Performance falls below the Floor. We are currently offering Floor options of 0%, -5%, -10%, and -20%. A 0% floor means you will not experience any loss due to the performance of the Index.

The Buffer is a limit on negative Index Performance up to a specified percentage of loss. If negative Index Performance exceeds the Buffer, that excess negative performance will reduce the Strategy Value. Your exposure to negative performance is reduced by the Buffer, but your ultimate exposure can be substantial. We are currently offering a Buffer option of -15%.

We guarantee to offer Strategies that include the following: (i) a 0% Floor, (ii) a Floor from -1% to -10%, and (iii) a Buffer between -10% and -25%.

We manage our obligation to provide downside protection, in part, by purchasing option contracts (puts and calls) on the underlying Index and fixed income investments (e.g. U.S. Treasuries) and by prospectively adjusting the current Floor and/or Buffer on future Strategies to reflect changes in the cost of purchasing such option contracts. The price of those options varies with market conditions as does the value of those options at any given point in time. Factors that impact the cost of these hedging strategies and therefore, the Floor and/or Buffer rates, are interrelating factors such as rising inflation, fluctuating interest rates, fluctuating stock market performance, geopolitical turmoil, and actions by governmental authorities. We also consider general economic trends and competitive factors. It is not possible to predict future performance of the markets.

When selecting a Strategy, work with your financial professional to determine your level of risk for loss in relation to a Strategy's Floor and Buffer rates based on your risk tolerance, investment time horizon and financial goals. Generally, Strategies with greater Downside Protection tend to have lower Caps and Participation Rates than Strategies with less Downside Protection.

Crediting Methods

We limit the amount an investor can earn (Crediting Method) at the end of the one-year Term. We limit the amount of interest credited at the end of a Term through a Participation Rate and/or a Cap. The Participation Rate is a specified percentage of positive Index Performance used to calculate Strategy Performance. The Cap establishes the maximum percentage of positive Index Performance that may be used to calculate Strategy Performance. Here are a few examples. For a Strategy with a Participation Rate of 80%, if the Index Performance was 10% at the end of the Term, we will credit interest of 8% (which is 80% of the 10% Index Performance). For a Strategy with a Cap of 5%, if the Index Performance was 10% at the end of the Term, we will credit interest of 5% (equal to the Cap since the Index Performance is greater than the Cap). For a Strategy has both a Participation Rate and a Cap, the Participation Rate will be 100% (which means there is no limit to the amount of credited interest) and the Cap is 6%, if Index Performance was 10% at the end of the Term, we will credit interest of 6% (equal to the Cap since the Index Performance was greater than the Cap).

Each Strategy will have a Crediting Method that will not change during the Strategy Term. You may find the current Participation Rate and Cap for each Strategy on-line at https://Protective.onlineprospectus.net/Protective/mdii/?ctype=custom_1, and such current rate information is incorporated by reference into this prospectus.

A Participation Rate is a specified percentage of Index Performance that we use to calculate the Strategy Performance. The Participation Rate only applies to positive Index Performance.

The Cap is the maximum percentage of positive Index Performance that may be used to calculate Strategy Performance. The Cap will never be less than the minimum Cap we identify in the chart in the Summary section of this Prospectus and on the Schedule of your Contract, regardless of the Participation Rate or Downside Protection. On the Maturity Date, the positive Index Performance used to calculate Strategy Performance will be the lesser of the actual positive percentage change in the value of the Index over the Term or the Strategy Cap.

If a Strategy includes both a Participation Rate and a Cap, the Participation Rate will be 100%. Strategy Performance is the lesser of the Cap, or the Index Performance multiplied by the Participation Rate (100%). We apply the Participation Rate to Index Performance and not the Cap. Strategy Performance will never exceed the Cap, even if Index Performance multiplied by the Participation Rate is greater than the Cap.

For Strategies with a Participation Rate, the lowest limit on Index gains that may be established is 50%. For Strategies with a Cap, the lowest limit on Index gains that may be established is 1.5%. For Strategies with both a Participation Rate and a Cap, the lowest lion Index gains that may be established for the Participation Rate is 100% and for the Cap is 1.5%.

We manage our obligation to set crediting method limits, in part, by purchasing option contracts (puts and calls) on the underlying Index and fixed income investments (e.g. U.S. Treasuries) and by prospectively adjusting the current Participation and Cap rates on future Strategies to reflect changes in the cost of purchasing such option contracts. The price of those options varies with market conditions as does the value of those options at any given point in time. Factors that impact the cost of these hedging strategies and therefore, the Floor and/or Buffer rates, are interrelating factors such as rising inflation, fluctuating interest rates, fluctuating stock market performance, geopolitical turmoil, and actions by governmental authorities. We also consider general economic trends and competitive factors. It is not possible to predict future performance of the markets.

When selecting a Strategy, work with your financial professional to determine your level of risk for limits on potential gains in relation to a Strategy's Participation and/or Cap rates based on your risk tolerance, investment time horizon, and financial goals. Generally, when there is a greater potential for investor loss (a Floor of -20% compared to a Floor of -5%), the current Cap Rate may be higher which allows for increased gain but also increased loss.

Crediting Period (Term)

The time period beginning on the Strategy Start Date and ending on the Maturity Date (including both of those days) is the Strategy's Term. Generally, it is one (1) Contract Year. Strategy Elements will not change during the Term. No other crediting periods are offered.

We establish Strategies only on a Start Date. Start Dates are the 1st and 3rd Wednesday of each month, unless a scheduled Start Date is not a Business Day (a holiday, for example). In that case, the next Business Day will be the Start Date.

Strategies mature on their Maturity Date. The Maturity Date is the same Wednesday (1st or 3rd) of the month during which the Term ends and corresponds with the Wednesday of the same calendar month in which the Term began. If a scheduled Maturity Date is not a Business Day, the next Business Day will be the Maturity Date.

Note, however, that while Terms are typically described in years, they are Contract Years, not calendar years, and do not correspond to annual calendar dates. So, for example, a one (1) year Term established on the 3rd Wednesday in January will mature on the 3rd Wednesday in January in the following calendar year. Accordingly, a Term may contain more or less than 365 days.

Amounts allocated to a Strategy must remain in the Strategy until the Maturity Date to be credited with all or partial interest, as applicable, to avoid a possible Market Value Adjustment in addition to potential withdrawal charges and tax consequences. Withdrawals above the Free Withdrawal Amount during the Market Value Adjustment Period or withdrawal charge period and surrenders are subject to Market Value Adjustments and withdrawal charges. For more information see CHARGES AND ADJUSTMENTS and THE COMPANY AND INVESTMENT OPTIONS.

Index Crediting Methodology

All Strategies use a point-to-point methodology to determine any credited interest or reduction. The beginning point is the Strategy Start Date and the ending point is the Strategy Maturity Date (assuming the Contract was not surrendered). Strategy Performance is based on a single point in time (the Strategy Maturity Date) and is not affected by Index Performance on any date between the Strategy Start Date and Strategy Maturity Date.

Index Performance is the measure of the percentage increase or decrease in the reference Index (S&P 500 or MSCI EAFE) starting on the Strategy Start Date and ending on the Strategy Maturity Date. The way we calculate Strategy Performance depends upon whether Index Performance is positive or negative and the type of Crediting Method (Participation Rate and Cap as described above) and Downside Protection (Floor and/or Buffer as described above) applicable to a Strategy. If the Index Performance was positive, the Participation Rate and Cap are applied to determine any credited interest, which could be the same or less than the Index Performance. If the Index Performance was negative, the Floor or Buffer is used to determine the reduction, if any. The Floor is the maximum percentage reduction applied and the Buffer provides a limit up to a specified percentage of loss and any loss greater than the Buffer is applied.

Bar Charts

The bar chart shown below provides the Index's annual returns for the last 10 calendar years, as well as the Index returns after applying a hypothetical 5% cap and a hypothetical -10% buffer. The chart illustrates the variability of the returns from year to year and shows how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.

The performance below is NOT the performance of any Strategy. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Strategy, and does not reflect Contract fees and charges, including surrender charges and the Market Value Adjustment, which reduce performance.

1  The Index is a "price return index", not a "total return index", and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

1  The Index is a "price return index", not a "total return index", and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

The following examples illustrate how we calculate and credit interest under each Index crediting methodology assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.

Assume you invested in a Strategy with a Floor of -10%, a Participation Rate of 100%, Cap of 12%, and a Strategy Base of $10,000.

Example: 12% Cap and 100% Participation Rate
	Index Starting Value	1,000	Calculation:
	Index Ending Value	1,150	Index Performance of 15% x Participation Rate of 100% (15%) is greater than the Cap of 12%.
	Index Gain	15%
	Amount credited at Strategy Maturity	$1,200	The gain is limited to the Cap of 12%, so the interest credited is $1,200 ($10,000 x 12%). Maturity Value is $10,000 + $1,200 = $11,200.
	Maturity Value	$11,200
Example: -10% Floor
	Index Starting Value	1,000	Calculation:
	Index Ending Value	850	Index Performance of -15% is a greater loss than the Floor of -10%. The Floor represents the maximum amount that will be deducted.
	Index Loss	-15%
	Amount deducted at Strategy Maturity	$1,000	The loss is limited to the Floor of -10%, so the amount deducted is $1,000 ($10,000 x 10%). Maturity Value is $10,000 - $1,000 = $9,000.
	Maturity Value	$9,000

Assume you invested in a Strategy with a Buffer of -15%, a Participation Rate of 100%, Cap of 12%, and a Strategy Base of $10,000.

Example: -15% Buffer
	Index Starting Value	1,000	Calculation:
	Index Ending Value	700

Index Performance of -30% is a greater loss than
the Buffer of -15%. The difference between the
Index Performance and the Buffer represents the
amount that will be deducted. The difference in
percentage loss is -15%.

	Index Loss	-30%
	Amount deducted at Strategy Maturity	$1,000	The loss is the difference of -15%, so the amount deducted is $1,500 ($10,000 x 15%). Maturity Value is $10,000 - $1,500 = $8,500.
	Maturity Value	$8,500

Strategy Base and Strategy Value

On each Business Day, we calculate two values associated with each Strategy: the Strategy Base and Strategy Value.

On any Business Day, the Strategy Base is the dollar amount applied to establish the Strategy on its Start Date, minus a reduction for any withdrawals taken during the Term. A withdrawal will reduce the Strategy Base. If you take a withdrawal, the Strategy Base amount after we process the withdrawal will be less than the Strategy Base amount before we process the withdrawal. If you do not take a withdrawal during the Strategy Term, the Strategy Base will not change and will remain equal to the dollar amount applied on the Start Date.

Strategy Value, on the other hand, is the dollar value of the Strategy. Contract Value is equal to the sum of the Strategy Values. On a Start Date, the Strategy Value is equal to the Strategy Base. On a Maturity Date, the Strategy Value is equal to the Maturity Value. On any other Business Day, Strategy Value is equal to the Strategy Base multiplied by Strategy Performance. Therefore, the Strategy Value changes daily due to fluctuations in the Strategy's Index and may be lower or higher than the Strategy Base. The Strategy Value does not include the Market Value Adjustment, withdrawal charge, or applicable fees and premium tax, if any. Strategy Value does not represent a Surrender Value. The Strategy Value is also the starting point for calculating a withdrawal or surrender on a Business

Day other than the Maturity Date. To calculate Strategy Value, we multiply the Strategy Base by the Strategy Performance (positive or negative) and add the result to the Strategy Base.

Indexes

Currently we offer several Strategies that calculate performance based on the S&P 500® Price Return Index ("S&P 500 Index") and the MSCI EAFE Price Return Index ("MSCI EAFE Index"). Both Indexes do not reflect dividends (they are "price return indexes") on the securities comprising the Index, and therefore the Index Performance under the Contract does not reflect the full investment performance of those securities and will cause the Index to underperform a direct investment in the securities composing the Index.

The S&P 500 Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and also may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion. You can find more information about the S&P 500 Price Return Index by working with your financial professional.

The MSCI EAFE Index is an equity index that captures large and mid-cap representations across developed markets in countries around the world. The securities comprising the MSCI EAFE Index are subject to the risks related to investments in foreign markets (e.g., increase price volatility, changing currency exchange rates, and greater political, regulatory, and economic uncertainty. The MSCI EAFE Index is a capitalization-weighted index of companies representing the stock markets of Europe, Australasia, and the Far East. It is designed to measure the equity market performance of developed markets, excluding the United States and Canada. You can find more information about the MSCI EAFE Price Return Index by working with your financial professional.

We reserve the right to substitute an Index prior to the end of a Term. We may eliminate or substitute an Index, at any time, including before the end of a Term, if there is a significant change in the calculation or composition of the Index, the cost to license, the cost to support the Strategies tied to the Index, or the Index is discontinued or otherwise becomes unavailable. We will notify you in writing at least 30 days before we replace an Index, but the time period could be sooner if an Index is discontinued or terminated outside of our control. In such an event, we will provide notice to you as soon as practicable.

If we substitute the Index, the performance of the new Index may differ from the original Index. This, in turn, may affect the Index Performance and affect how you want to allocate Contract Value among the available Strategies. We will not substitute the Index until the new Index has been approved by the appropriate insurance regulatory authority. We would attempt to choose a substitute Index that, in our judgment, has a similar investment objective and risk profile to the replaced Index. Upon substitution of an Index during the Term, we will calculate your Index Performance on the replaced Index up until the date of substitution and the substitute Index from the date of substitution to the Strategy's Maturity Date or the date we calculate a request for a withdrawal or surrender. An Index substitution will not change the Crediting Method or Downside Protection for an existing Strategy. The performance of the new Index may not be as good as the one that it replaced and as a result your Strategy Performance may have been better if there had been no substitution. See APPENDIX: INDEX SUBSTITUTION EXAMPLE. If we substitute the Index and you do not wish to allocate your Contract Value to the Strategies available under the Contract, you may surrender your Contract, but you may be subject to a withdrawal charge and an MVA, which may result in a loss of principal and previously credited interest. A surrender may also be subject to federal and state income taxes and, if taken before age 59 1/2, a 10% additional tax.

Holding Account

The Holding Account is a temporary fixed option account used primarily to accumulate and hold the Purchase Payment (or portions of it) until it is applied to the Strategy(ies) on the Contract's initial Strategy Start Date. The Holding Account is not treated as a Strategy. On and after the Business Day we apply the Holding Account Value to the Strategy(ies) according to your allocation instructions, the Holding Account Value will be $0. The interest rate for this Holding Account is declared in advance but may change from time to time in our sole discretion and without prior notice, subject to a 1% minimum guaranteed interest rate. Interest is credited daily and is not guaranteed for any specified period of time. Information about the Holding Account, its term, and its minimum guaranteed interest rate, is available in an appendix to this prospectus, see APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

You can obtain information on the current interest rate for the Holding Account the following ways:

•  Directly from us by calling 1-800-456-6330;

•  On our website at www.myaccount.protective.com; or

•  From the financial professional who sold or services your Contract.

Interest rates for the Holding Account have an effective date — the date on which the rate takes effect. The effective date will not be earlier than the day immediately following the day on which the rate is declared, but it may be later. On and after each effective date, that rate applies to the entire Holding Account, and remains in effect until we set a different rate.

The "Non-Unitized" Separate Account

We hold assets in a "non-unitized" separate account we have established under the Tennessee Insurance Law to support our obligations under the Strategies. We own the assets of the separate account, as well as any favorable investment performance on those assets. As owner of the Contract, you do not participate in the performance of assets held in the separate account and do not have any direct claim on them. The separate account is not registered under the Investment Company Act of 1940. We are obligated to pay all money we owe under the Contract. If the obligation exceeds the assets of the non-unitized separate account, funds will be transferred to the non-unitized separate account from the general account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account.

The assets in this separate account are subject to our general liabilities from business operations and are chargeable with those liabilities. The assets in the separate account are subject to claims by our creditors. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on a statutory basis, as required by state regulators.

Our current plans are to invest separate account assets in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues. We may also invest in interest rate swaps, options and futures. Although the above generally describes our plans for investing the assets supporting our obligations under the Strategies, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws.

DESCRIPTION OF THE CONTRACT

The Contract

The Protective® Market Defender II Annuity Contract is an individual single premium deferred registered index-linked annuity contract issued by Protective Life.

Use of the Contract in Qualified Plans

You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/ or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs (e.g., surrender charges) as they apply to your particular situation.

Parties to the Contract

Owner

The Owner is the person or persons who own the Contract and is entitled to exercise all rights and privileges provided in the Contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. Protective Life may accept instructions from one Owner on behalf of all Owners. Protective Life will only issue a Contract prior to each Owner's 86th birthday. Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owners who are nonnatural persons, such as corporations or trusts, may be Owners.

The Owner of this Contract may be changed by Written Notice provided:

•  each new Owner's 86th birthday is after the Issue Date; and

•  each new Owner's 95th birthday is on or after the Annuity Date.

Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. See TAXATION OF ANNUITIES IN GENERAL — Tax Deferral During Accumulation Period — Nonnatural Owner.

Beneficiary

The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of the Owner.

Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

If no Beneficiary designation is in effect or if no Beneficiary is living at the time of the Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Date, the Beneficiary will become the new Owner.

Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary.

Annuitant

The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant's 86th. If the Annuitant is not an Owner and dies prior to the Annuity Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

The Owner may change the Annuitant by Written Notice prior to the Annuity Date. However, if any Owner is not a natural person, then the Annuitant may not be changed. The new Annuitant's 95th birthday must be on or after the Annuity Date in effect when the change of Annuitant is requested.

Payee

The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

Issuance of a Contract

To purchase a Contract, you must submit certain application information and a Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker/dealer having a distribution agreement with Investment Distributors, Inc. Protective Life reserves the right to accept or decline a request to issue a Contract. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.

If the necessary application information for a Contract accompanies the Purchase Payment, we will issue the Contract. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five business days, Protective Life will inform the applicant of the reason for the delay and return the Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will issue the Contract. We require allocation instructions for your application to be in Good Order. We will apply the Purchase Payment in accordance with your allocation instructions. If you do not provide us with allocation instructions, your application will not be in Good Order. You may transmit information necessary to complete an application to Protective Life by telephone, facsimile, or electronic media.

The Contract is between you and Protective Life. The Contract is not an investment advisory account, and Protective Life is not providing any investment advice or managing the allocations under your Contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the Contract, have the sole authority to make investment allocations and other decisions under the Contract.

Purchase Payments

The minimum Purchase Payment is $25,000. We will issue the Contract once we receive the minimum Purchase Payment amount. You may make the Purchase Payment by check payable to Protective Life Insurance Company or by any other method we deem acceptable. The Purchase Payment is generally allocated to the Holding Account, unless the entire Purchase Payment is received on a Start Date before 4 p.m. Eastern Time in which case we will allocate your Purchase Payment to the Strategy(ies) you selected. If your Purchase Payment is coming from different sources or we expect to receive portions of it at different times, we will issue the Contract, as long as it is in Good Order, when we receive the minimum Purchase Payment amount and apply that amount to the Holding Account. Each additional portion will be applied to the Holding Account when we receive it. We must receive any remaining portions of your Purchase Payment within 60 days of the date we issue the Contract and we will not accept any additional portions after that 60 day period. The Start Date for your initial Strategy(ies) will be the first available Start Dates the earlier of (1) when we have collected the entire amount of your Purchase Payment from all sources indicated on the application, or (2) 60 days after the Issue Date, assuming we have received the minimum Purchase Payment amount. On this Start Date, we will allocate the entire Holding Account Value, including any accrued interest, among the various Strategies according to your initial allocation instructions. Because we only offer Start Dates on the 1st and 3rd Wednesday of each month, your Purchase Payment may remain in the Holding Account for a substantial period of time before being allocated to the Strategies.

We will only accept a Purchase Payment that we receive on or before the 86th birthday of the oldest Owner or Annuitant, regardless of when the order was initiated. For purposes of determining the eligibility of a Purchase Payment, an order for a Contract is initiated when you or your financial adviser submit an electronic ticket order, an application, or signed forms requesting the transfer or exchange of assets from another account or insurance contract. Keep this age limitation for accepting the Purchase Payment in mind when you order to allow sufficient time for us to receive the funds. Under certain circumstances, we may be required by law to reject a Purchase Payment.

We retain the right to limit the maximum Purchase Payment that can be made without prior Administrative Office approval. This amount is currently $1,000,000. We may impose conditions for our acceptance of a Purchase Payment greater than $1,000,000.

We reserve the right to limit, temporarily hold in suspense, or reject any Purchase Payment at any time. We may exercise this right if required by law or if we determine there are suspicious circumstances or activity surrounding your Purchase Payment, or portions of it.

Because of our refusal to accept subsequent Purchase Payments, you are unable to increase your Contract Value (and therefore the Death Benefit payable under the Contract) through subsequent Purchase Payments. In evaluating the purchase of a Qualified Contract, purchasers should take into consideration that they will not be able to make annual contributions to the Qualified Contract because additional Purchase Payments are not permitted. You should consult with your financial professional prior to purchasing the Contract.

60 Day Rate Lock Period

The Crediting Method rates for your initial Strategy selection(s) are guaranteed for 60 days. In order to receive those rates, we must receive your signed application and the minimum Purchase Payment amount at our Administrative Office within 60 days of the date you sign your application. If we do not receive both your signed application and the minimum Purchase Payment amount within 60 days of the date you sign your application, then the Crediting Method rates will be the then-current rates in effect on the Issue Date, as stated on our website. On this Start Date, we will allocate the entire Holding Account Value, including any accrued interest, amongst the various Strategies according to your initial allocation instructions. You may cancel or change any existing allocation instructions provided we receive it no later than 4 p.m. Easter Time of the Start Date on which the Strategy is scheduled to be established. However, our procedures may result in the return of your application if we do not receive your minimum Purchase Payment within 60 days of the date you sign your application. For a state-by-state description of all material variations of this Contract, including whether a different rate lock period applies in your state, see APPENDIX: STATE CONTRACT AVAILABILITY AND VARIATIONS OF CERTAIN FEATURES later in this Prospectus.

You can obtain information on the Crediting Method rates associated with your initial Strategy selection(s) the following ways:

•  Directly from us by calling 1-800-456-6330;

•  On our website at www.myaccount.protective.com; or

•  From the financial professional who sold or services your Contract.

Right to Cancel

Effective March 30, 2024, the Contract is no longer offered to new purchasers. If for any reason you are not satisfied with your Contract, you have the right to return the Contract within a certain number of days, which is at least ten, after you receive it, along with a written cancellation request, to our Administrative Office or the financial professional who sold it. If state law requires, this "free look" period may be longer than 10 days.

If you cancel your Contract during your "free look" period, we will not assess a withdrawal charge or an MVA. The returned Contract will be treated as if it were never issued, and you will receive a refund of the Contract Value, in states where permitted. This amount may be more or less than your Purchase Payment. In other states, we are required to refund the greater of the Contract Value or your Purchase Payment.

Other material state variations may apply. See APPENDIX: STATE CONTRACT AVAILABILITY AND VARIATIONS OF CERTAIN FEATURES for information on material state variations. State variations are identified in a special contract form used in that state. If you would like to review a copy of the contract form for your particular state, contact our Customer Service at 1-800-456-6330 or your financial representative.

For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your Purchase Payment. For individual retirement annuities and Contracts issued in states where, upon cancellation, we return at least your Purchase Payment, we reserve the right to keep all or a portion of your Purchase Payment in the Holding Account during the "free look" period. After the expiration of the "free look" period, we will allocate your Purchase Payment according to your allocation instructions on the next Strategy Start Date.

We may require that you wait six months before you may apply for a Contract with us again if:

•  you cancel your Contract during the free look period; or

•  you change your mind before you receive your Contract whether we have received your Purchase Payment or not.

Our Administrative Office, or your financial professional, can provide you with the cancellation instructions.

Allocation of Your Purchase Payment

You must provide us with allocation instructions on how to allocate your Contract Value to the Strategies. Allocations must be in dollars or whole percentages. The allocation instructions you provide us on your application automatically become your default allocation instructions, and we will follow these default instructions unless (1) you provide us new instructions or (2) we are unable to follow your instructions because we have discontinued a particular Strategy or Strategies.

If you instructed us to allocate an amount to a particular Strategy for an upcoming Strategy Start Date, and we do not offer that Strategy on the Start Date, we will attempt to contact you or your financial professional to request new allocation instructions. If we do not receive new allocation instructions by 4 p.m. Eastern Time on the Strategy Start Date, we will transfer the relevant Strategy's entire Maturity Value to the Default Strategy. You will be notified in writing that this has occurred and provided the opportunity to reallocate the amount at the end of the Term to the then available Strategies. The amount you instructed us to allocate to that particular (no longer available) Strategy will remain in the Default Strategy, with automatic renewal at the end of each Term, until you provide us new allocation instructions. It is important to note that we will not discontinue a Strategy once its Term has begun.

You can elect to rebalance your Contract Value on a Contract Anniversary. With this option, we will rebalance or reallocate the Contract Value among all of your selected Strategies according to your allocation instructions.

The Purchase Payment is generally allocated to the Holding Account, unless the entire Purchase Payment is received on a Start Date before 4 p.m. Eastern Time. If your Purchase Payment is coming from different sources or we expect to receive portions of it at different times, we will issue the Contract when we receive the minimum Purchase Payment amount and apply that amount to the Holding Account. Each additional portion will be applied to the Holding Account when we receive it. We must receive any remaining portions of your Purchase Payment within 60 days of the Contract Issue Date, and we will not accept any additional portions after that 60 day period. The Start Date for your initial Strategy(ies) will be the first available Start Date following the earlier of (1) when we have collected the entire amount of your Purchase Payment from all sources indicated on the application, or (2) 60 days after the Contract Issue Date, assuming we have received, at least, the minimum Purchase Payment amount ($25,000). Once we have established your Strategies, we will not accept any additional Purchase Payments. The minimum amount for each initial Strategy is $5,000. This minimum does not apply to renewal Strategies.

Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract at any time for any reason.

After the first Contract Year, a Strategy's Start Date is the same Business Day as the maturing Strategy's Maturity Date. You may re-allocate your Contract Value among the available Strategies only on the Maturity Date and only if the Maturity Date occurs before your Annuity Date.

Strategy Transfers and Renewals

At the end of the Strategy Term (i.e., the Maturity Date), you may use all or part of the Maturity Value to renew the Strategy or establish a new Strategy provided you satisfy the requirements for establishing new Strategies. You may not transfer any amounts from one Strategy to another Strategy before the Maturity Date. You may re-allocate your Contract Value among the available Strategies only on the Maturity Date and only if the Maturity Date occurs before your Annuity Date.

Restrictions on Transfers of During a Strategy Term

You may not transfer all or part of the value of an existing Strategy during its Term to any other existing Strategy.

You may not use all or part of the value of an existing Strategy to establish a new Strategy on any day other than the existing Strategy's Maturity Date.

Any instruction from you for either of these transactions will be treated as not in Good Order and will not be honored.

Automatic Strategy Renewal

On your application or anytime during a Strategy Term, you may instruct us to automatically renew any Strategy. Automatic renewal means we will allocate the Maturity Value of the maturing Strategy into a new Strategy using the same Strategy Elements, as long as we are offering it at that time. The Crediting Method for the renewal Strategy may or may not be the same Crediting Method of the maturing Strategy, since the Participation Rate and Caps are guaranteed only for the existing Term and Crediting Method elements are declared by us in advance of the Maturity Date.

If you select automatic renewal, it will remain in effect until you change or cancel it. Like all other allocation instructions, an automatic renewal instruction will be accepted and may be modified or cancelled up to 4 p.m. Eastern on the Maturity Date. If you cancel automatic renewal instructions, all future automatic renewals will be terminated as of the date of the request, and you must send a new automatic renewal instructions to begin again.

If you instructed us to automatically renew a particular Strategy on a Maturity Date, and we do not offer that Strategy at that time, we will attempt to contact you or your financial professional to request new allocation instructions. If we do not receive new allocation instructions by 4 p.m. Eastern Time on the Strategy Start Date, we will transfer the Maturity Value to the Default Strategy. You will be notified in writing that this has occurred and provided the opportunity to reallocate the amount on the Default Strategy's Maturity Date to the then available Strategies.

Transfer of Maturity Value on a Maturity Date

Not more than 45 days, nor less than 30 days before the Maturity Date for a Strategy, we will advise you of the upcoming Maturity Date and request instructions for allocation of the Maturity Value. The notice we send will include a description of the Strategy Elements for each maturing Strategy, and how to obtain information on the Strategy Elements for each Strategy that will be offered on the upcoming Start Date. However, because the notice will be sent to you well in advance of the Maturity Date, it will not include the Maturity Value for the Strategy nor will it provide information on the Strategies that will be offered on the Maturity Date.

Not less than two weeks prior to the Maturity Date, you can obtain information about Strategy Elements for each Strategy that will be available on the upcoming Maturity Date (which coincides with the next available Start Date). You may obtain this information the following ways:

•  Directly from us by calling 1-800-456-6330;

•  On our website at www.myaccount.protective.com; or

•  From the financial professional who sold or services your Contract.

On a Maturity Date, you may use the Maturity Value(s) to renew, reallocate, or establish one or more new Strategies from those we are offering at that time. You should obtain information about the Strategy Elements for the new Strategies before making any allocation decisions. We must receive your allocation instructions not later than 4 p.m.

Eastern on the Maturity Date and your instructions must conform to the requirements and restrictions in effect at that time. See DESCRIPTION OF THE CONTRACT — Strategy Transfers and Renewals and DESCRIPTION OF THE CONTRACT — Allocation of Your Purchase Payment.

If we do not receive new instructions by that time and you have not opted for automatic rebalancing, we will follow the instructions we have on file, and we will apply the Strategy's entire Maturity Value to a new Strategy, as long as we are offering it at that time, with the same Term, Downside Protection as the maturing Strategy. You assume the risk that the Strategy Elements for the new Strategy may be less favorable than the Strategy Elements under the maturing Strategy and other Strategies that we currently offer. However, the Cap and Participation Rate for the new Strategy will be those currently offered and may be different that those associated with the maturing Strategy.

Discontinuing a Strategy on Renewal

We reserve the right to not offer a particular Strategy upon renewal. If this occurs and you have a Strategy or Strategies about to mature that are designated to be transferred to the discontinued Strategy(ies), we will attempt to contact you or your financial professional to request new allocation instructions. If we do not receive new allocation instructions by 4 p.m. Eastern Time on the Strategy Start Date, we will allocate the relevant Strategy's entire Maturity Value to the Default Strategy. We will provide you written notice if we allocate to the Default Strategy because we discontinued the Strategy.

Withdrawals and Surrenders

Anytime on or before the Annuity Date you may request a withdrawal from — or a surrender of — your Contract Value, by Written Notice or any other method we permit at that time. Federal and state income taxes may apply to distributions from the Contract, and a 10% additional tax may apply if the distribution occurs before an Owner's age 59 1/2. See TAXATION OF ANNUITIES IN GENERAL — Taxation of Withdrawals and Surrenders.

If you make a withdrawal or surrender the Contract, we will apply a Market Value Adjustment ("MVA") to any withdrawal or surrender that exceeds the Free Withdrawal Amount. If interest rates at the time of the withdrawal are higher than at the start of the MVA Period, the MVA will be negative. Conversely, if interest rates at the time of the withdrawal are lower than at the start of the MVA Period, the MVA will be positive. A negative result from the Market Value Adjustment formula reduces the amount you receive or your remaining Contract Value, while a positive result from the Market Value Adjustment formula increases the amount you receive or your remaining Contract Value. During the last month of any MVA Period, the MVA is zero and will have no effect on the amount you receive or your remaining Contract Value. Because of the MVA, we may increase or decrease the amount of proceeds payable to you from withdrawals from the Strategies.

Generally, any negative MVA, and therefore the amount we deduct from the amount you receive or your remaining Contract Value when applying the MVA, will be greater if you request a withdrawal or surrender early during an MVA Period, especially during the initial MVA Period.

Application of a negative MVA to a withdrawal request or a surrender that exceeds the Free Withdrawal Amount could reduce the Contract Value to less than the amount protected by any applicable Buffer(s) or Floor (s). The initial MVA Period is the first six (6) Contract Years. Withdrawals and surrenders that exceed the Free Withdrawal Amount in the first six (6) Contract Years (the initial MVA Period or withdrawal charge period) are also subject to a withdrawal charge and any applicable premium tax, in addition to the Market Value Adjustment. The withdrawal charge percentage is a maximum of 9% on the amount of Contract Base that you withdraw, in excess of the Free Withdrawal Amount, and the percentage decreases to zero after the initial MVA Period. Following the initial MVA Period of six (6) Contract Years, the MVA Period is one (1) Contract Year and automatically renews each Contract Anniversary. The MVA may increase, decrease, or have no effect on the amount withdrawn to satisfy the withdrawal request. If the MVA is positive, the amount of the MVA will be added to the amount we withdraw to satisfy your request, which means the amount of the withdrawal charge, if applicable, will also increase.

Note: The application of the withdrawal charge and/or MVA to a withdrawal or surrender request that exceeds the Free Withdrawal Amount could reduce the Contract Value or Surrender Value to less than the amount protected by the Buffer(s) or Floor(s).

Partial Withdrawals

On or before the Annuity Date, you may request a withdrawal of a portion of your Contract Value, provided:

•  the amount you request is at least $100; and

•  the Contract Value after the withdrawal is processed is at least $25,000 (not required for withdrawals taken to satisfy federal income tax rules concerning minimum distribution requirements applicable to your Contract).

If any of these requirements is not met, we will treat your withdrawal request as not in Good Order and will not process the request. If this occurs, we will notify you and provide the opportunity to modify the instructions, so the requirements are met.

Surrenders

On or before the Annuity Date, you may request a surrender of your Contract and receive its Surrender Value. If your Contract Value is $50,000 or less, you may request a surrender by telephone if you have previously provided (and we accepted) your written Telephone Authorization form. Unless you instruct us otherwise, we will pay the Surrender Value in a lump sum.

Requests

Requests for a withdrawal or surrender must be by Written Notice, or by any other method we permit at that time. These methods may include facsimile or electronic communications. Provided you have completed our Telephone Authorization form prior to a telephone withdrawal request and we accepted it, you may submit your withdrawal instruction by phone. Currently, we allow an Owner to withdraw up to the lesser of $50,000 or 25% of the Contract Value to be requested by phone. We will require authentication of the Owner's identity during the call prior to processing a telephone withdrawal request. We may change the requirements for telephone withdrawals or eliminate the privilege completely at any time without prior notice.

If we receive your request for withdrawal or surrender in Good Order before 4 p.m. Eastern Time on a Business Day, we will process the request that Business Day. If we receive the request on or after 4 p.m. Eastern Time on a Business Day, it will be processed the next Business Day.

We typically pay withdrawal and surrender requests within five (5) Business Days of the date we receive the request in Good Order. However, under certain circumstances it may be necessary to delay payment for up to six months, subject to all necessary approvals from the appropriate state insurance regulatory authorities.

Signature Guarantees

Signature guarantees are required for withdrawals or surrenders of more than $50,000.

Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

How Withdrawals are taken from your Contract Value

Withdrawals will be deducted pro rata from the Strategies. We do not allow withdrawals to be deducted from the Strategies other than on a pro rata basis. This means you cannot instruct us on how to apportion the withdrawal, and we may withdraw amounts from a Strategy that you would prefer be excluded. If we process your withdrawal request while in the Holding Account (i.e., before establishing your initial Strategies), we will deduct the Holding Account Value to pay the withdrawal request. We will not apply the Market Value Adjustment or a withdrawal charge to withdrawals taken from the Holding Account Value. A withdrawal from the Holding Account will reduce the amount applied to establish your initial Strategies.

When you make a withdrawal request, you must instruct us as to whether the amount you request is (1) the amount you want to receive (a "net" withdrawal), or (2) the amount you want us to deduct from your Contract Value (a "gross" withdrawal). The formula is generally the same for a gross or net withdrawal; however, if you request a net withdrawal, the amount we deduct from your Contract Value could be more than the amount of your withdrawal request in order to account for the Market Value Adjustment and withdrawal charge, if applicable. To see how we calculate withdrawals and adjust for a net withdrawal request versus a gross withdrawal request, please refer to scenarios 5-8 in the CONTRACT ADJUSTMENT section in the Statement of Additional Information.

Calculating Amounts Associated with a Withdrawal

You will find an explanation of the steps and formulas used to calculate withdrawals and, more specifically, the market value adjustment, the vesting factor, and any applicable withdrawal charges in the CONTRACT ADJUSTMENT section of the Statement of Additional Information.

Effect of a Withdrawal

A withdrawal during a Strategy Term will not change any of the Strategy Elements. However, if you make a withdrawal or surrender the Contract on any day other than the Strategy Maturity Date, you may reduce the Strategy Base. If you make a withdrawal when Strategy Performance is negative, the reduction to the Strategy Base could be significant and will be larger than if Strategy Performance were neutral or positive. The Strategy Base Reduction may be substantially larger than the withdrawal amount requested, could result in loss of principal and previously credited interest, and may have a material impact when we apply credited interest or a reduction in Strategy Value on the Strategy Maturity Date.

In addition, withdrawals during an MVA Period that exceed the Free Withdrawal Amount are subject to an MVA, and withdrawals made during the initial MVA Period (first six (6) Contract Years) are also subject to a withdrawal charge. This means either (1) the amount we deduct from your Contract Value could be more than the amount of your withdrawal request if you request a net withdrawal, or (2) the amount you receive could be less than the amount of your withdrawal request if you request a gross withdrawal.

For examples of how a withdrawal or surrender affects your Contract Value, see the CONTRACT ADJUSTMENT section in the Statement of Additional Information.

Withdrawal and Surrender Restrictions

The Owner's right to make surrenders and withdrawals is subject to any restrictions imposed by applicable law or by the Qualified Contract.

In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

THE HOLDING ACCOUNT

The Holding Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, as amended (the "1933 Act"), and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Holding Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Holding Account included in this Prospectus are for the Owner's information. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

The Holding Account is a temporary account used primarily to accumulate and hold the Purchase Payment (or portions of it) until it is applied to the Strategy(ies) on the Contract's initial Strategy Start Date. The Holding Account is not treated as a Strategy. On and after the Business Day we apply the Holding Account Value to the Strategy(ies) according to your allocation instructions, the Holding Account Value will be $0.

The Purchase Payment is generally allocated to the Holding Account, unless the entire Purchase Payment is received on a Start Date before 4 p.m. Eastern Time in which case we will allocate your Purchase Payment to the Strategy(ies) you selected. The interest rate for the Holding Account is declared in advance but is not guaranteed for any specific period of time. Generally, we review and declare the interest rate for the Holding Account at certain intervals (for example, every two weeks); however, we reserve the right to declare a new interest rate at any time and without any prior notice to you. We will not declare an interest rate for the Holding Account less than a minimum interest rate of 1%. The minimum interest rate may be higher in some states. You can obtain information on the current interest rate for the Holding Account the following ways:

•  Directly from us by calling 1-800-456-6330;

•  On our website at www.myaccount.protective.com; or

•  From the financial professional who sold or services your Contract.

Interest rates for the Holding Account have an effective date — the date on which the rate takes effect. The effective date will not be earlier than the day immediately following the day on which the rate is declared, but it may be later. On and after each effective date, that rate applies to the entire Holding Account, and remains in effect until we set a different rate.

Our General Account

The Holding Account is part of our general account. We assume the risk of investment gain or loss on amounts held in the Holding Account.

The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Holding Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits), are paid from our general account, any amounts that we may pay under the Contract are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Contract when purchasing a Contract.

We encourage existing Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis as required by state regulators.

Our audited statutory financial statements are incorporated by reference in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this Prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

Holding Account Value

The Purchase Payment we receive plus any accrued interest before the Holding Account Value is transferred to a Strategy(ies) on the initial Start Date.

DEATH BENEFIT

If any Owner dies before the Annuity Date and while the Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Date.

We will determine the death benefit as of the end of the Business Day we receive at our Administrative Office Due Proof of Death of the Owner, either by certified death certificate or by judicial order from a court of competent jurisdiction or similar tribunal. If we receive Due Proof of Death of the Owner after the end of the Business Day, we will determine the death benefit on the next Business Day. Only one death benefit is payable under the Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and Non-Qualified Contracts, except where noted otherwise. In that regard, the post-death distribution requirements for Qualified Contracts and Non-Qualified Contracts are similar, but there are some significant differences. For a discussion of the post-death distribution requirements for Qualified Contracts, see QUALIFIED RETIREMENT PLANS — Required Minimum Distributions.

The death benefit provisions of this Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code in the case of a Non-Qualified Contract, and Section 401(a)(9) of the Code in the case of a Qualified Contract. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

Please note that any death benefit payment we make is subject to our financial strength and claims-paying ability.

Payment of the Death Benefit

The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate.

If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Business Day during which we receive Due Proof of Death of the Owner, and the entire interest in the Contract will be transferred to the Holding Account and must be distributed under one of the following options:

•  the entire interest must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death, and subject to certain further limits in the case of a Qualified Contract; or,

•  the entire interest must be distributed (i) within 5 years of the Owner's death if the Contract is a Non-Qualified Contract or, in some cases, a Qualified Contract, or (ii) within 10 years of the Owner's death if the Contract is a Qualified Contract and the 5-year requirement does not apply under applicable federal tax rules.

The tax rules for Qualified Contracts differ in some material respects from the tax rules for Non-Qualified Contracts, including by limiting the types of beneficiaries who can elect the first option above and the circumstances in which a 5-year or 10-year distribution requirement will apply. See QUALIFIED RETIREMENT PLANS — Required Minimum Distributions.

If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which the Beneficiary wishes to receive his or her portion of the death benefit.

Automatic Transfers Upon the Death of an Owner. Regardless of whether your Contract is Qualified or non-Qualified, in the event of the Owner's death, all automatic transfers under the Contract, such as the rebalancing program will cease upon receipt of Due Proof of Death of the Owner at our Administrative Office. If the surviving spouse elects to continue the Contract as the new Owner, they may also elect to participate in the rebalancing program by sending us new instructions, subject to the requirements governing those programs described in this Prospectus. Any eligible Beneficiary who elects a Death Benefit payment option that provides for the payment of Death Benefit proceeds either over the lifetime of the Beneficiary or within 5 or 10 years following the Owner's death (as applicable under federal tax rules) may transfer Contract Value among the Strategies and participate in the rebalancing program. See DEATH BENEFIT — Payment of the Death Benefit.

Continuation of the Contract by a Surviving Spouse

In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the deceased Owner's spouse is the sole Beneficiary, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner. This election is only available, however, if the deceased Owner's spouse's 86th birthday is after the Issue Date.

The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Business Day during which we received Due Proof of Death. The death benefit is not terminated by a surviving spouse's continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Business Day during which we receive Due Proof of Death and must be distributed to the new Beneficiary according to option (a) or (b) described above under "Payment of the Death Benefit."

A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

The rights of a Beneficiary under an annuity contract depend in part upon whether the Beneficiary is recognized as a "spouse" under federal tax law. A Beneficiary who is recognized as a spouse is treated more favorably than a Beneficiary who is not a spouse for federal tax purposes. Specifically, a Beneficiary who is the spouse of the deceased Owner may continue the Contract and become the new Owner, as described above. In contrast, a Beneficiary who is not recognized as a spouse of the deceased Owner generally must surrender the Contract within 5 or 10 years of the Owner's death or take distributions from the Contract over the Beneficiary's life or life expectancy, beginning within one year of the deceased Owner's death, with the applicable rules different depending on whether the Contract is a Non-Qualified Contract or a Qualified Contract.

U.S. Treasury Department regulations provide that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. In addition, if the Owner and the Beneficiary are no longer married as of the date of death, such individuals are no longer treated as spouses for federal tax law purposes. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to a civil union or domestic partnership, or if the Beneficiary and the deceased Owner were no longer married as of the date of death, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.

If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the Contract, you should consult your legal adviser.

Selecting a Death Benefit

This Contract offers a standard death benefit (the Contract Value Death Benefit) and the Return of Purchase Payments Death Benefit. The following table summarizes information about the death benefits available under the Contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Contract Value Death Benefit	Guarantees beneficiaries will receive the greater of the Contract Value or the Surrender Value, less any applicable premium tax.	Standard	No charge	• None.
Return of Purchase Payments Death Benefit	Equal to the greatest of (less any premium tax): 1. the Contract Value, 2. the Surrender Value, or 3. the Purchase Payments less an adjustment for each withdrawal.	Optional	0.20% (as an annualized percentage of the Death Benefit Value on each Strategy Start Date, deducted quarterly.	• Available only at purchase.
• Death Benefit will never be more than the Contract Value plus $1,000,000.
• It is possible that this Death Benefit will be no greater than the Contract Value Death Benefit, for which we do not assess a fee.
• Withdrawals can reduce the value of the Death Benefit by more than the amount withdrawn.
• A negative Market Value Adjustment could apply and may result in significant loss of Contract Value and potentially the benefits provided by this benefit.

You must determine the type of death benefit you want when you apply for your Contract. You may not change your death benefit selection after your Contract is issued.

The Contract Value Death Benefit is included with your Contract at no additional charge. You may select the optional Return of Purchase Payments Death Benefit for an additional fee on the Issue Date of the Contract.

You should carefully consider each of these death benefits and consult a qualified financial adviser to help you carefully consider the death benefits offered with the Contract. If you select the Return of Purchase Payments Death Benefit, consider the relative costs against the benefits and risks as those apply in your particular situation.

Contract Value Death Benefit

The Contract Value Death Benefit will equal the Contract Value.

Optional Return of Purchase Payments Death Benefit

The Return of Purchase Payments Death Benefit will equal the greater of (1) the Contract Value, (2) the Surrender Value, or (3) the aggregate Purchase Payments less an adjustment for each withdrawal; provided, however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (3) is the amount that reduces the Return of Purchase Payments Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Return of Purchase Payments Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn.

It is possible that, at the time of an Owner's death, the Return of Purchase Payments Death Benefit will be no greater than the Contract Value Death Benefit, for which we do not assess a fee. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Return of Purchase Payments Death Benefit before you decide whether the Return of Purchase Payments Death Benefit is right for you.

Return of Purchase Payments Death Benefit Fee

We assess a fee for the Return of Purchase Payments Death Benefit. If you select this optional death benefit, you must pay a fee based on the value of the death benefit on each Strategy Start Date. This fee is assessed on a quarterly basis. See CHARGES AND ADJUSTMENTS — Death Benefit Fees.

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract's annuity commencement date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Contract beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. We will withhold tax and tax report on the amount that escheats to the state. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.

OTHER OPTIONAL BENEFITS

In addition to the death benefits discussed elsewhere in the Prospectus, other optional benefits are available under the Contract. The following benefits table summarizes information about these other benefits.

Name of Benefit	Maximum Purpose	Brief Description of Fee	Restrictions/Limitations
Rebalancing program	Will automatically rebalance or reallocate the Contract Value on a Contract Anniversary among all of your selected Strategies according to your allocation instructions.	None	Only occurs on a Contract Anniversary.

SUSPENSION OR DELAY IN PAYMENTS

Payments of a withdrawal or surrender of the Contract Value or death benefit are usually made within five (5) Business Days. However, we may delay such payment of a withdrawal or surrender of the Contract Value or death benefit if a reference Index is not published or your Purchase Payment check has not cleared your bank.

We may delay payment of a withdrawal or surrender for up to six months where permitted.

It is possible that the market on which an Index is based could experience an emergency close, or that the compiler of the Index experience an interruption that prevents calculation and/or publication of the closing Index value on a Business Day. This would impact our ability to establish or mature Strategies based on the affected Index. Therefore, if any Index experiences an emergency or interruption of business and cannot publish a closing value, we will delay the Maturity Date or Start Date for the Contract until the next Business Day.

SUSPENSION OF CONTRACTS

If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about you and your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to process any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

CHARGES AND ADJUSTMENTS

Market Value Adjustment

If you make a withdrawal or surrender your Contract, we will apply a "market value adjustment" or "MVA" to any withdrawal or surrender that exceeds the Free Withdrawal Amount. The MVA is based on the change in market interest rates between the beginning of the MVA Period and the withdrawal date. We use MVA Rates to measure this change in market interest rates. Application of the MVA to a withdrawal or surrender request that exceeds the Free Withdrawal Amount could reduce the Contract Value or Surrender Value to less than the amount protected by the Buffer(s) or Floor(s). We will not apply the MVA to the death benefit or to amounts applied to an Annuity Option on the Annuity Date.

During the last month of any MVA Period, the MVA is zero and will have no effect on the amount you receive or your remaining Contract Value if you take a withdrawal or surrender in that month.

We apply a market value adjustment to transfer risk to you to protect us from losses on our investments supporting Contract guarantees if amounts are withdrawn or the Contract is surrendered before the end of an MVA period.

MVA Periods

The initial MVA Period is the first six (6) Contract Years. Withdrawals and surrenders that exceed the Free Withdrawal Amount in the first six (6) Contract Years (the initial MVA Period or withdrawal charge period) are also subject to a withdrawal charge and any applicable premium tax, in addition to the Market Value Adjustment. The withdrawal charge percentage starts at 9% and decreases to zero after the initial MVA Period. Following the initial MVA Period of six (6) Contract Years, the MVA Period is one (1) Contract Year and automatically renews each Contract Anniversary. During an MVA Period other than the initial MVA Period, we will apply only an MVA and any applicable premium tax, but not a withdrawal charge, to any withdrawal requests that exceed the Free Withdrawal Amount.

An MVA Rate is a proprietary measure of market interest rates. We use them in the MVA formula, below.

An MVA Rate is identified on each Business Day during an MVA Period. It is the sum of the prior Business Day's closing values of:

•  the Constant Maturity Treasury Rate for a duration equal to the current MVA period; plus,

•  Barclay's US Long Credit Option Adjusted Spread ("OAS").

The Constant Maturity Treasury Rate is the yield on actively traded U.S. Treasury securities based on their time to maturity, as obtained by the Federal Reserve Bank of New York. The Barclay's US Long Credit Option Adjusted Spread is a measure of the average difference between the yield of USD-denominated corporate bonds and U.S. Treasury issues for a similar duration.

Market Value Adjustment Formula

We use the MVA formula to calculate the Market Value Adjustment. For an explanation on how we calculate withdrawals, see DESCRIPTON OF THE CONTRACT — Withdrawals and Surrenders — Calculating Amounts Associated with a Withdrawal.

Market Value Adjustment = ( I — C ) x ( N/12 ) where,

I = the initial MVA Rate (the MVA Rate on the first day of any MVA Period)

C = the MVA Rate as of the withdrawal date

N = the number of complete months remaining in the MVA Period

The result of the MVA formula is a percentage (negative, positive, or zero). That percentage is multiplied by the amount the requested withdrawal or surrender exceeds the available Free Withdrawal Amount to determine the dollar amount of the MVA. The dollar amount of the MVA will increase, decrease or have no effect on either (1) your withdrawal proceeds or (2) the Contract Value remaining in your Contract and any other values (e.g. death benefit) that utilize the Contract Value to determine benefits provided. The MVA will always equal zero (i.e. have no effect) during the last month of any MVA Period. If interest rates at the time of the withdrawal are higher than at the start of the MVA Period, the MVA will be negative and will reduce your withdrawal proceeds or your Contract Value. A negative adjustment could reduce values under your Contract by more than the amount withdrawn. In extreme circumstances, the maximum percentage amount of potential loss resulting from a market value adjustment decrease is 90%. Conversely, if interest rates at the time of the withdrawal are lower than at the start of the MVA Period, the MVA will be positive.

Please call us at 1-800-456-6330 if you have any questions about the current market value adjustment that may apply to a withdrawal or surrender greater than the Free Withdrawal Amount. Any market value adjustment rate and amount can fluctuate daily. The market value adjustment dollar amount or the market value adjustment rate provided to you may differ from the actual value calculated at the time of the adjustment.

For examples of how the MVA can affect a full surrender or withdrawal requested during the withdrawal charge period, see the CONTRACT ADJUSTMENT section in the Statement of Additional Information.

Discontinuation of or Substantial Changes to Elements Used to Determine the MVA Rates: If the Constant Maturity Treasury Rates or Barclay's US Long Credit OAS are no longer available to us, or if the way they are determined is substantially changed, we will substitute equivalent rates or indices, subject to prior approval by the insurance regulatory authority of the state in which this Contract is delivered. We will send you an endorsement describing the substitution prior to the date it becomes effective.

Vesting Factor

The Vesting Factor varies depending upon whether Index Performance is positive or negative and, if applicable, the type of Downside Protection and the day of the Term. When applied, the Vesting Factor determines the portion of positive or negative Strategy Performance that we take into account when determining any investment gain or loss. You are always fully vested in the Floor and your Strategy Value will reflect any negative index performance down to the Floor.

For a Strategy with a Buffer, the Vesting Factor is a percentage based on the number of days elapsed since the Strategy's Start Date. Before the end of the Term, you will receive only a portion of the Buffer's protection, and your Strategy Value may be significantly reduced if you make a withdrawal or surrender your Contract early during the Term because the vested portion of the Buffer begins at 0% and increases throughout the Term. For example, if the Term is 364 days and 91 days (1/4 of total days in the Term) have elapsed when you take your withdrawal, the Vesting Factor applied to the Buffer will be 25%. This means you will receive only 25% of the protection offered by the Buffer on day 91.

If Index performance is positive, your Strategy Value will reflect only a portion of the return because you do not fully vest in positive performance until the Strategy Maturity Date. For example, before a Maturity Date, either 25% (during first half of a Term) or 50% (during second half of a Term) of any positive Index Performance will be used in determining Strategy Value. This means the Vesting Factor can reduce positive Index performance up to 75% before a Maturity Date. You should consider the Vesting Factor schedule, as described below, when requesting a withdrawal or surrender before the end of a Term.

Vesting Factor Schedule

The tables below describe the Vesting Factor schedules based on Index Performance (Positive or Negative).

When Index Performance is Positive (Greater than or equal to 0):

TERM	VESTING FACTOR
Any day during the first half of a Term	25%
Any day during the second half of a Term but before the Maturity Date	50%
On the Maturity Date	100%

Terms are generally 12 months. However, because the Maturity Date for each Term corresponds with the Wednesday of the same calendar month in which the Term began. the number of days in each Term, including the halfway point, will vary. To find out the halfway point specific to your Strategies, please call us at 1-800-456-6330.

When Index Performance is Negative (Less than 0):

Floor or Buffer	VESTING FACTOR

Strategy with a Floor	On any day during the Term, the Vesting Factor is 100% and is applied to the Floor percentage.
Strategy with a Buffer	A percentage equal to the number of days since the Start Date divided by the total number of days in the Term. The Vesting Factor is multiplied by the Buffer percentage to determine the percent of negative Index Performance we will absorb.

Examples

These examples are intended to show how the Vesting Factor affects the Strategy Performance at two different points during the Term. These examples assume a Strategy Base of $10,000.

Example: 12% Cap and 100% Participation Rate and Index Performance is positive
Application of Vesting Factor on any date during the 1st half of a Term[1]
S&P 500 Index Performance =	15%
Strategy Performance =	If Index Performance (15%) is greater than the Cap (12%), then the Cap (12%) multiplied by the Vesting Factor (25%), equals a Strategy Performance of 3%.
Interest Credited ($) =	$300 ($10,000 x 3%)
Strategy Value on a Business Day in Month 3 =	$10,300 ($10,000 + $300)
Application of Vesting Factor on any date during the 2nd half of a Term[2]
S&P 500 Index Performance =	15%
Strategy Performance =	If Index Performance (15%) is greater than the Cap (12%), then the Cap (12%) multiplied by the Vesting Factor (50%), equals a Strategy Performance of 6%.
Interest Credited ($) =	$600 ($10,000 x 6%)
Strategy Value on a Business Day in Month 6 =	$10,600 ($10,000 + $600)
Example: -10% Floor and Index Performance is negative
Application of Vesting Factor on any date during the Term but before the Maturity Date
S&P 500 Index Performance =	-5%
Strategy Performance =	If Index Performance (-5%) is greater than the Floor (-10%), then Index Performance (-5%) multiplied by the Vesting Factor (100%), equals a Strategy Performance of -5%.
Interest Deducted ($) =	-$500 ($10,000 x -5%)
Strategy Value on a Business Day in Month 3 =	$9,500 ($10,000 – $500)
Example: -15% Buffer and Index Performance is negative
Application of Vesting Factor one quarter through Term[3]
S&P 500 Index Performance =	-5%
Strategy Performance =	Equals negative Index Performance that falls below the result of the Buffer multiplied by the Vesting factor. The Buffer
(-15%) multiplied by the Vesting Factor (25%) equals -3.75%.
With a negative Index Performance of -5%, that falls below
the result of the Buffer multiplied by the Vesting Factor which is -3.75% equals -1.25%.
Interest Deducted ($) =	-$125 ($10,000 x -1.25%)
Strategy Value on a Business Day 1/4 through Term =	$9,875 ($10,000 – $125)
Application of Vesting Factor halfway through Term[4]
S&P 500 Index Performance =	-5%
Strategy Performance =	Equals negative Index Performance that falls below the result of the Buffer multiplied by the Vesting factor. The Buffer
(-15%) multiplied by the Vesting Factor (50%) equals -7.50%.
With a negative Index Performance of -5%, that does not fall below the result of the Buffer multiplied by the Vesting Factor which is -7.50%, the Strategy Performance is 0% and there is no adjustment, either negative or positive.
Interest Deducted ($) =	$0 ($10,000 x 0%)
Strategy Value on a Business Day 1/2 through Term =	$10,000 ($10,000 – $0)

1  For purposes of this example, assume that the Term is 364 days and that the halfway point is 182 days. For days 1-182, the Vesting Factor is 25%.

2  For purposes of this example, assume that the Term is 364 days and that the halfway point is 182 days. For days 183-363, the Vesting Factor is 50%.

3  For purposes of this example, assume that the Term is 364 days and that 91 days (1/4 of total days in the Term) have elapsed since the Start Date. This means that the Vesting Factor on day 91 is 25%.

4  For purposes of this example, assume that the Term is 364 days and that 182 days (1/2 of total days in the Term) have elapsed since the Start Date. This means that the Vesting Factor on day 182 is 50%.

Withdrawal Charge

General

We do not deduct any charge for sales expenses from your Purchase Payment at the time you make them. However, within certain time limits described below, we deduct a withdrawal charge (may also be referred to as a "surrender charge" or "contingent deferred sales charge") from the Contract Value when you make a surrender or withdrawal, in excess of the Free Withdrawal Amount, before the Annuity Date during the withdrawal charge period. We do not apply the withdrawal charge when we pay a death benefit or when we apply your Contract Value to an Annuity Option.

The withdrawal charge period is the first six (6) Contract Years and coincides with the initial MVA Period. The withdrawal charge period begins when you establish your initial Strategies (i.e., the Start Date for the initial Strategy or Strategies) and ends on the 6th Contract Anniversary.

The withdrawal charge does not apply to withdrawals taken from the Holding Account Value.

The withdrawal charge reimburses us for expenses related to sales and distribution of the Contract, including commissions, marketing materials, and other promotional expenses. In the event withdrawal charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the withdrawal charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets.

Free Withdrawal Amount

During the first six (6) Contract Years (the initial MVA Period or withdrawal charge period), you can withdraw your Contract Value up to the amount of the Free Withdrawal Amount without being subject to an MVA and withdrawal charge. Although no withdrawal charges will apply after the end of the initial MVA Period, withdrawals in excess of the Free Withdrawal Amount taken during any MVA Period will still be subject to an MVA. If you make a withdrawal before a Maturity Date, the Strategy Value may be less than the Strategy Base and may be less than the amount you would receive had you held the Strategy until the Maturity Date. Taking a withdrawal before a Maturity Date may result in a reduction of the Strategy Base that is significantly larger than the withdrawal amount requested and could result in loss of principal and previously credited interest. Withdrawals, including withdrawals of the Free Withdrawal Amount, maybe subject to income taxation and may be subject to a 10% federal additional tax if taken before the Owner reaches age 59 1/2. See TAXATION OF ANNUITIES IN GENERAL — Taxation of Withdrawals and Surrenders.

We calculate the available Free Withdrawal Amount with each withdrawal. During the first Contract Year, the Free Withdrawal amount available each Contract Year is equal to 10% of the Contract Base that established the initial Strategies. In subsequent Contract Years, it is equal to 10% of the Contract Base as of the most recent, prior Contract Anniversary.

The Free Withdrawal Amount is not cumulative. Any portion of the Free Withdrawal Amount not taken during a Contract Year does not carry forward to future Contract Years.

Withdrawal Charge Percentage

The withdrawal charge is a set percentage of the amount of the Contract Base withdrawn (or surrendered) in excess of the then available Free Withdrawal Amount. These percentages are set on the Issue Date and will not change during the life of the Contract.

The withdrawal charge percentage starts at 9%, and the percentage decreases after each full Contract Year. On the 6th Contract Anniversary, the withdrawal charge drops to 0% and the withdrawal charge period ends.

The withdrawal charge percentages applicable during each Contract Year during the withdrawal charge period are displayed in the table below.

Number of Full Contract Years Elapsed Between the Start Date for the Initial Strategy or Strategies and the Date of a Withdrawal		Withdrawal Charge Percentage
0		9%
1		8%
2		7%
3		6%
4		5%
5		4%
6	+	0%

Calculating the Withdrawal Charge

The withdrawal charge applies to surrenders and withdrawals, in excess of the Free Withdrawal Amount, taken during the withdrawal charge period. In general, we calculate the withdrawal charge in the following manner:

•  The available Free Withdrawal Amount is apportioned among the Strategies in accordance with the current allocation instructions.

•  We subtract the Free Withdrawal Amount attributable to each Strategy from that Strategy's Base. The result is the portion of the withdrawal from the Strategy Base subject to the withdrawal charge.

•  That amount is multiplied by the withdrawal charge percentage (according to the table above) to determine the dollar amount of the withdrawal charge attributable to the Strategy.

For a complete description of how withdrawal charges are calculated, please refer to Step 2 of the "Calculating Amounts Associated with a Withdrawal" section within the DESCRIPTION OF THE CONTRACT — Withdrawals and Surrenders section of this prospectus.

When you make a withdrawal request, you must instruct us as to whether the amount you request is (1) the amount you want to receive (a "net" withdrawal), or (2) the amount you want us to deduct from your Contract Value (a "gross" withdrawal). The formula is generally the same for a gross or net withdrawal; however, if you request a net withdrawal, the amount we deduct from your Contract Value could be more than the amount of your withdrawal request in order to account for the Market Value Adjustment and withdrawal charge, if applicable. To see how we calculate withdrawals and adjust for a net withdrawal request versus a gross withdrawal request, please refer to scenarios 5-8 in the CONTRACT ADJUSTMENT section in the Statement of Additional Information.

Waiver of Withdrawal Charge and Market Value Adjustment

Terminal Condition and Nursing Facility Confinement

We will waive any applicable withdrawal charge and MVA if, at any time after the first Contract Year:

•  you or your spouse are first diagnosed as having a terminal illness by a physician who is not related to you or the Annuitant; or,

•  you or your spouse enter, for a period of at least ninety (90) days, a facility which is both

•  licensed by the state or operated pursuant to state law; and

•  qualified as a skilled nursing home facility under Medicare or Medicaid.

The term "terminal illness" means that you or your spouse are diagnosed as having a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in you or your spouse's death in 12 months or less. A "physician" is a medical doctor licensed by a state's Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license. You must submit written proof satisfactory to us of a terminal illness or nursing home confinement. In the case of a claim based on terminal illness, we reserve the right to require an examination by a physician of our choice at our expense.

Once we have granted the waiver of withdrawal charge and MVA, no withdrawal charge or MVA will apply to the Contract in the future. If any Owner is not an individual, this waiver of withdrawal charge and MVA provision will apply to the Annuitant or the Annuitant's spouse.

The waiver of withdrawal charge and MVA for terminal illness or nursing facility confinement may not be available in all states. See APPENDIX: STATE CONTRACT AVAILABILITY AND VARIATION OF CERTAIN FEATURES in this Prospectus for availability of the waiver of the withdrawal charge and MVA for terminal illness or nursing facility confinement in your state. You may also want to consult with your financial professional.

Unemployment

We will waive any applicable withdrawal charge and MVA if, at any time after the Issue Date, you or your spouse meet the following conditions when you request a withdrawal ("unemployment conditions"):

•  you or your spouse were employed full-time on the Issue Date;

•  have been unemployed for at least 60 consecutive calendar days prior to claiming the waiver; and

•  remain unemployed on the date the withdrawal is requested.

Once we have granted the waiver of withdrawal charge and MVA, no withdrawal charge or MVA will apply to the Contract in the future as long as the unemployment conditions described above continue.

If any Owner is not an individual, this waiver of withdrawal charge and MVA provision will apply to the Annuitant or the Annuitant's spouse.

Waiver of Withdrawal Charge

We may decrease or waive the withdrawal charge on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement were offering the Contracts to a group of individuals under such a program lowers our sales expenses. We determine the amount of any decrease or waiver of the withdrawal charge based on our cost savings.

We also will waive withdrawal charge for Contracts issued to employees and registered representatives of any member of the selling group, or to officers, directors, trustees or bona-fide full time employees of Protective Life or their affiliated companies (based upon the Owner's status at the time the Contract is purchased). In either case, no marketing expenses or sales commissions are associated with such Contracts.

Death Benefit Fees

Contract Value Death Benefit. We do not charge any additional fee for the Contract Value Death Benefit.

Return of Purchase Payments Death Benefit Fee. The annual cost for the Return of Purchase Payment Death Benefit is shown in the Death Benefit Rider Schedule as a percentage of the Death Benefit Value. The Death Benefit Value is the greater of the following, less any applicable premium tax: Contract Value, the Surrender Value, or the Purchase Payment. The annual cost is established on the Contract's Issue Date and will not change.

On each Start Date, we calculate the portion of the annual cost attributable to each Strategy by multiplying the Death Benefit Value on that date by the annual cost. We divide the result of that calculation by 4 to determine the dollar amount of the Strategy's contribution to the benefit cost we will collect on each Fee Deduction Date. A Fee Deduction Date is the Business Day that occurs on, or immediately following the date on which each quarter of the Term elapses. Fee Deduction Dates are identified by dividing the number of days in the Strategy Term by 4 (rounding to the nearest whole day), associating each with a calendar date and moving forward to the next Business Day.

We deduct the fee — in arrears — on a quarterly basis. The fee is determined on the Strategy Start Date, and will not be recalculated during the Term, even though the Strategy Base will be reduced by the deduction of fees and may be reduced further by any withdrawal you request.

We deduct the fee, on a pro rata basis, from each Strategy. On a Fee Deduction date, we deduct the fee prior to processing any withdrawal or surrender requested that Business Day. If you surrender the Contract on any day other than a Fee Deduction Date, we will deduct the pro rata share of quarterly fee on the Business Day we execute your surrender request.

We do not apply the MVA or assess a withdrawal charge on the Return of Purchase Payment Death Benefit fee.

Contract Value Death Benefit Example	Return of Premium Death Benefit Example
At Inception:	At Inception:
Contract Base = $100,000	Contract Base = $100,000
Contract Value = $100,000	Contract Value = $100,000
Death Benefit = $100,000	Death Benefit (DB) = $100,000
Cap = 12%	Cap = 12%
Floor = 10%	Floor = 10%
After 1 year (Index Performance = 10%):	After 1 year (Index Performance = 10%):
Contract Base = $110,000	Contract Base[1] = $109,780 (((Starting Contract Base ($100 Death Benefit fee ($200)) x (1 + Index Performance (10%)))
Contract Value = $110,000	Contract Value[1] = $109,780
Death Benefit = $110,000	Death Benefit = $109,780
Fees from Contract Base = $0	Fees from Starting Contract Base = $200 (0.20% x DB)
After 1 year (Index Performance = -10%)	After 1 year (Index Performance = -10%):
Contract Base = $90,000	Contract Base[1] = $89,820 (((Starting Contract Base ($100,000) - Death Benefit fee ($200)) x (1 + Index Performance (-10%)))
Contract Value = $90,000	Contract Value[1] = $89,820
Death Benefit = $90,000	Death Benefit = $100,000
Fees from Contract Base = $0	Fees from Starting Contract Base = $200 (0.20% x DB)

1  Given the same market performance, Contract Base and Contract Value will be lower for Contracts with the Return of Purchase Payment Death Benefit than Contracts with the Contract Value Death Benefit due to payment of the Return of Purchase Payment Death Benefit fee.

Premium Taxes

Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from a Purchase Payment when accepted or from the Contract Value upon a withdrawal or surrender, death, or annuitization.

Other Information

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts as well as any amounts we earn on investments. See DISTRIBUTION OF THE CONTRACTS for more information about payments we make to the broker-dealers.

ANNUITY PAYMENTS

Annuity Date

On the Issue Date, the Annuity Date is the oldest Owner's or Annuitant's 95th birthday. You may elect a different Annuity Date, provided that it is no later than the oldest Owner's or Annuitant's 95th birthday (the "Maximum Annuity Date"). You may not choose an Annuity Date that is earlier than your first Contract Anniversary. If your Annuity Date is set to occur during a Term and not on a Maturity Date, we will allocate your entire Contract Value to the Default Strategy on the Strategy Start Date immediately before your upcoming Annuity Date. We do this to avoid any negative

Index Performance that would reduce your Contract Value. If we do not have advanced notice of your Annuity Date or you change your Annuity Date after the Start Date, we will not reallocate your Contract Value to the Default Strategy. Your Contract Value will remain in the Strategy(ies), and we will use those Strategy(ies) Values, which may reflect negative Index Performance, to determine your Contract Value on your Annuity Date. You should also consider the Vesting Factor schedule, described in the "Strategies" section, as it could impact your Contract Value. Annuity Dates that occur or are scheduled to occur at an advanced age for the Annuitant (e.g., past age 95), may in certain circumstances have adverse income tax consequences. See TAXATION OF ANNITES IN GENERAL. Distributions from Qualified Contracts may be required before the Annuity Date.

Changing the Annuity Date

The Owner may change the Annuity Date by Written Notice. The new Annuity Date must be at least 30 days after the date we receive Written Notice and no later than the oldest Owner's or Annuitant's 95th birthday. You may not choose a new Annuity Date that is earlier than your first Contract Anniversary.

Contract Value

The Contract Value, less any applicable premium tax, is the amount we will apply to the Annuity Option you have selected, on the Annuity Date.

PayStream Plus® Annuitization Benefit

(not available in New Hampshire or Utah)

If your Annuity Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, the amount annuitized will be your Contract Value on the Annuity Date plus 2% of the Contract Value on that date, less any applicable premium tax.

Annuity Income Payments

On the Annuity Date, we will apply the Contract Value to the Annuity Option you have selected to determine your annuity income payment. You choose the frequency of the annuity income payments subject to certain minimum payment amounts. See Minimum Amounts below.

Fixed Income Payments

Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Once fixed income payments have begun, they may not be surrendered.

Annuity Options

You may select an Annuity Option or change your selection by Written Notice that Protective Life receives no later than 30 days before the Annuity Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Date. We will send you a notice in advance of your Annuity Date which asks you to select your Annuity Option. Your choice of Annuity Option may be limited, depending on your use of the Contract. If you have not selected an Annuity Option within 30 days of the Annuity Date, we will apply your Contract Value to Option B — Life Income with Payments for a 10 Year Certain Period.

Generally, you may select from among the Annuity Options described below. However, certain Annuity Options and/or certain period durations may not be available, depending on the age of the Annuitant and whether your Contract is a Qualified Contract that is subject to limitations under the Required Minimum Distribution rules of Section 401(a)(9) of the Code. In addition, once annuity payments start under an Annuity Option, it may be necessary to modify those payments following the Annuitant's death in order to comply with the Required Minimum Distribution rules, if your Annuity is a Qualified Contract. For a discussion of the post-death distribution requirements for Qualified Contracts, see QUALIFIED RETIREMENT PLANS — Required Minimum Distributions.

Option A — Payments For a Certain Period:

We will make payments for the period you select. No certain period may be shorter than 10 years or longer than 30 years, without our consent. Payments under this Annuity Option do not depend on the life of an Annuitant.

Option B — Life Income With Or Without A Certain Period:

Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years without our consent. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, no payments will be made after the death of the Annuitant(s), no matter how few or how many payments have been made. This means the Payee will receive no annuity payments if the Annuitant(s) dies before the first scheduled payment, will receive only one payment if death occurs before the second scheduled payment, and so on. However, if no certain period is selected and the Annuitant dies within one month of the Annuity Date but before the first income payment has been made, we will terminate this Contract and immediately pay the Beneficiary the amount applied to the Annuity Option in a lump sum.

Additional Option:

You may use the Contract Value to purchase any annuity contract that we offer on the date you elect this option.

When selecting an Annuity Option, you should bear in mind that the amount of each payment for a certain period compared to the amount of each payment for life (either with or without a certain period) depends on the length of the certain period chosen and the life expectancy of the Annuitant(s). The longer the life expectancy, the lower the payments. Generally, the shorter the certain period chosen, the higher the payments. In addition, more frequent payments will generally result in lower payment amounts, and conversely, less frequent payments will result in higher payment amounts. You also should consider that, assuming Annuitants with the same life expectancy, choosing Option B — Life Income Without a Certain Period will result in larger annuity payments than Option B — Life Income with a Certain Period (although the Payee will receive more payments under Option B — Life Income with a Certain Period if the Annuitant dies before the end of the certain period). You should consult your financial professional to discuss which Annuity Option would be most appropriate for your circumstances.

At this time Protective does not allow a "partial annuitization," i.e., we do not allow you to apply a portion of your Contract Value to an annuity option while maintaining the remaining Contract Value available for withdrawals or a surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.

Minimum Amounts

If at any time your annuity income payments are less than $20, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

Death of Annuitant or Owner After Annuity Date

In the event of the death of any Owner on or after the Annuity Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Date and before all benefits under the Annuity Option you selected have been paid, we generally will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. However, in the case of a Qualified Contract, the Required Minimum Distribution rules of Code Section 401(a)(9) may require any remaining portion of such benefits to be paid more rapidly than originally scheduled. In that regard, it is important to understand that in the case of a Qualified Contract, once annuity payments start under an Annuity Option it may be necessary to modify those payments following the Annuitant's death in order to comply with the Required Minimum Distribution rules. See QUALIFIED RETIREMENT PLANS — Required Minimum Distributions. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

FEDERAL TAX MATTERS

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address Federal estate, gift, or generation skipping transfer taxes, or any state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

The Company's Tax Status

Protective Life is taxed as a life insurance company under the Code. The assets underlying the Contracts will be owned by Protective Life, and the income derived from such assets will be includible in Protective's income for federal income tax purposes.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution.

Nonnatural Owner

As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

•  Contracts acquired by an estate of a decedent by reason of the death of the decedent;

•  Certain Qualified Contracts;

•  Contracts purchased by employers upon the termination of certain Qualified Plans;

•  Certain Contracts used in connection with structured settlement agreements; and

•  Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed Annuity Dates

If the Contract's Annuity Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Withdrawals and Surrenders

In the case of a withdrawal, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract" (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic withdrawal plan are treated for tax purposes as withdrawals, not annuity payments. In the case of a surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the "investment in the contract" at any time equals the Purchase Payment made under the Contract (to the extent such payment was neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

Amounts we distribute may not be subject to withdrawal charges if you have a terminal illness or enter, for a period of at least 90 days, certain nursing home facilities. However, such distributions will still be treated as withdrawals for federal income tax purposes. There is some uncertainty regarding the treatment of the Market Value Adjustment for purposes of determining the amount includible in income as a result of any withdrawal, assignment or pledge or transfer without adequate consideration. Congress has given the Internal Revenue Service ("IRS") regulatory authority to address this uncertainty. However, as of the date of this Prospectus, the IRS has not issued any regulations addressing these determinations. At this time, the Company plans to determine for tax reporting purposes the amount includible in income as a result of any withdrawal, assignment or pledge or transfer without adequate consideration without regard to the Market Value Adjustment. The IRS could disagree with this treatment with the result that, depending on the circumstance, the Owner could have either more or less income than reported by the Company.

Withdrawals and surrenders may be subject to a 10% additional tax. See TAXATION OF ANNUITIES IN GENERAL — Additional Tax on Premature Distributions. Withdrawals and surrenders may also be subject to federal income tax withholding requirements. See FEDERAL INCOME TAX WITHHOLDING.

Taxation of Annuity Payments

Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. The exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

Once the total amount of the investment in the contract is excluded using this ratio, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal tax law. You should consult a tax adviser in those situations.

Annuity income payments may be subject to federal income tax withholding requirements. See FEDERAL INCOME TAX WITHHOLDING.

Taxation of Death Benefit Proceeds

Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

•  if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above; or

•  if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

After the Annuity Date, if a guaranteed period exists under a life income Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

•  if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

•  if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements. See FEDERAL INCOME TAX WITHHOLDING.

Assignments, Pledges, and Gratuitous Transfers

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a withdrawal of such amount or portion. If the entire Contract Value is assigned or pledged, subsequent increases in the Contract Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The investment in the contract is increased by the amount included in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the investment in the contract at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal tax law.

Additional Tax on Premature Distributions

Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% additional tax on the amount of any payment from the Contract (e.g. withdrawals, surrenders, annuity payments, death benefit proceeds, assignments, pledges, and gratuitous transfers) that is includable in income unless the payment is:

•  received on or after the Owner reaches age 59 1/2;

•  attributable to the Owner's becoming disabled (as defined in the tax law);

•  made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

•  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

•  made under a Contract purchased with a single Purchase Payment when the Annuity Date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Certain other exceptions to the 10% additional tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of an annuity income payment, withdrawal, or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders or withdrawals prior to the Annuity Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal, surrender, or an annuity payment that is taxable and the amount which might be subject to the 10% additional tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a withdrawal, surrender, annuity income payment, or death benefit).

If you exchange part of an existing contract for the Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% additional tax.

You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

Medicare Hospital Insurance Tax on Certain Distributions

A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from non-Qualified Contracts. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child,

$125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

QUALIFIED RETIREMENT PLANS

In General

The Contracts are also offered for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Many Qualified Plans provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. Those who are considering the purchase of a Contract for use in connection with a Qualified Plan should consider, in evaluating the suitability of the Contract that the Contract requires a Purchase Payment of at least $25,000 and that no Purchase Payments may be made after the first year. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic withdrawals, withdrawals, and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans and vary with the type of plan.

Required Minimum Distributions

In General. In the case of Qualified Contracts, rules imposed by Section 401(a)(9) of the Code determine the time at which distributions must commence to you or your beneficiary and the manner in which the minimum amount of the distribution is computed (the "RMD" rules). Legislation passed in 2019 (the "SECURE Act") and in 2022 (the "SECURE 2.0 Act") changed a number of the RMD rules applicable to distributions after the death of a Qualified Contact owner. The changes made by the SECURE Act were generally effective after 2019, and the changes made by the SECURE 2.0 Act were generally effective after 2022. This discussion is a general description of the new RMD rules implemented by the SECURE and SECURE 2.0 Acts and not those of prior law, which remain applicable in certain circumstances. In addition, the terms of your plan or IRA will control. Failure to comply with the RMD rules may result in the imposition of an excise tax. This excise tax generally equals 25% of the amount by which the minimum required distribution exceeds the actual distribution from the Qualified Plan. The excise tax is reduced to 10% if a taxpayer receives a distribution, during the "correction window," of the amount of the missed RMD from the same plan to which the excise tax relates and satisfies certain other conditions.

When Distributions Must Begin. Distributions of minimum amounts (as specified in the RMD rules) must commence from Qualified Plans by the "required beginning date." In the case of Individual Retirement Accounts or Annuities (IRAs), this generally means April 1 of the calendar year following the calendar year in which the Owner reaches the "applicable age." In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Roth IRAs are not subject to the lifetime RMD rules. For taxable years beginning after December 31, 2023, lifetime RMDs are no longer required for designated Roth accounts under 401(k) and 403(b) plans. RMDs must still be taken from designated Roth accounts for 2023, including those with a required beginning date of April 1, 2024.

If you were born...	Your "applicable age" is....
Before July 1, 1949	70 1/2
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
In 1960 or later	75

Annual Distribution Amount. If you choose to take RMDs in the form of withdrawals, the annual amount to be distributed is determined by dividing your Contract's account value by the applicable factor from IRS life expectancy tables. The death benefit under your Contract, the Annuitization Bonus, the Waiver of Withdrawal Charge and Market Value Adjustment for Unemployment, the Waiver of Withdrawal Charge and Market Value Adjustment for Terminal Condition or Nursing Facility Confinement, and certain other benefits of your Contract may increase the amount of the minimum required distribution that must be taken from your Contract. If your Contract is an IRA, Protective Life will calculate your RMDs during your lifetime if you ask us to do so.

Death Before Your Required Beginning Date. In general, if you die before your required beginning date, and you have a designated beneficiary, any remaining interest in your Contract must be distributed within 10 years after your death, unless the designated beneficiary is an "eligible designated beneficiary" ("EDB"). A designated beneficiary is any individual designated as a beneficiary by the IRA owner or an employee-annuitant. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin by the end of the calendar year following the year of your death. Special rules apply to EDBs who are minors and to beneficiaries that are not individuals.

Death On Or After Your Required Beginning Date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Contract must continue to be distributed annually over the longer of your remaining life expectancy and your beneficiary's life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your beneficiary is an EDB (other than a minor child), distributions must continue annually over the longer of your remaining life expectancy and the EDB's life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB's death. Special rules apply to EDBs who are minors and beneficiaries that are not individuals.

Spousal Continuation. If your sole beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to your surviving spouse's own IRA, or by treating your IRA as your surviving spouse's own IRA. In certain circumstances, the spouse may have to take a "hypothetical RMD" before transferring their interest or treating your IRA as their own.

Annuity Payments. If you choose to take some or all of your RMDs in the form of annuity payments rather than withdrawals, the payments may be made over your life, your life and the life of your designated beneficiary, for a certain period, or for life with or without a period certain. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Protective Life) in order to comply with the post-death distribution requirements.

The minimum distribution requirements are complex and unclear in numerous respects. The manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

Additional Tax on Premature Distributions

There may be a 10% additional tax under section 72(t) of the Code on the taxable amount of payments from certain Qualified Contracts. In the case of an IRA, exceptions provide that the additional tax does not apply to a payment:

a.  received on or after the date the Owner reaches age 59 1/2;

b.  received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

c.  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Section 401 and 403, exception "c" above for substantially equal periodic payments applies only if the

Owner has separated from service). In addition, the additional tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases, for higher qualified education expenses, or in the case of a qualified birth or adoptions. Special conditions must be met for these three exceptions to the additional tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax adviser. Certain other exceptions to the 10% additional tax not described herein also may apply.

Other Considerations

When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

Individual Retirement Accounts and Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible, and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" (or SEP) under Section 408(k) of the Code, or a "Simple IRA" under Section 408(p) of the Code.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59 1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence during the Owner's lifetime. A Roth IRA may accept a "qualified rollover contribution" from a (1) non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA. For tax years beginning after December 31, 2023, a beneficiary of a section 529 account can roll over a distribution from the section 529 account to a Roth IRA for the beneficiary if certain requirements are met. The rollover must be paid through a trustee-to-trustee transfer. The rollover amount in any year cannot exceed the Roth IRA contribution limit and the aggregate amount for all years cannot exceed $35,000. In addition, the rollover must be from a section 529 account that has been open for more than 15 years. Other restrictions may apply.

IRA to IRA Rollovers and Transfers

A rollover contribution is a tax-free movement of amounts from one IRA to another within 60 days after you receive the distribution. In particular, a distribution from a non-Roth IRA generally may be rolled over tax-free within 60 days to another non-Roth IRA, and a distribution from a Roth IRA generally may be rolled over tax-free within 60 days to another Roth IRA. A distribution from a Roth IRA may not be rolled over (or transferred) tax-free to a non-Roth IRA.

A rollover from any one of your IRAs (including IRAs you have with another company) with another IRA is allowed only once within a one-year period. This limitation applies on an aggregate basis and applies to all types of your IRAs, meaning that you cannot make an IRA to IRA rollover if you have made such a rollover involving any of your IRAs in the preceding one-year period. For example, a rollover between your Roth IRAs would preclude a separate rollover within the one-year period between your non-Roth IRAs, and vice versa. The one-year period begins on the date that you receive the IRA distribution, not the date it is rolled over into another IRA.

If the IRA distribution does not satisfy the rollover rules, it may be (1) taxable in the year distributed, (2) subject to a 10% tax on early distributions, and (3) treated as a regular contribution to the recipient IRA, which could result in an excess contribution.

If you inherit an IRA from your spouse, you generally can roll it over into an IRA established for you, or you can choose to make the inherited IRA your own. If you inherited an IRA from someone other than your spouse, you cannot roll it over, make it your own, or allow it to receive rollover contributions.

A rollover from one IRA to another is different from a direct trustee-to-trustee transfer of your IRA assets from one IRA trustee to another IRA trustee. A "trustee-to-trustee" transfer is not considered a rollover and is not subject to the 60-day rollover requirement or the one rollover per year rule. In addition, a rollover between IRAs is different from direct rollovers from certain Qualified Plans to non-Roth IRAs and "qualified rollover contributions" to Roth IRAs.

Pension and Profit-Sharing Plans

Section 401(a) of the Code permits employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.

Pension and profit sharing plans are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a plan, you should consider the extent to which other aspects of the Contract, e.g., the $25,000 minimum initial Purchase Payment requirement may affect the plan's compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice.

Section 403(b) Annuity Contracts

Protective Life does not issue Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or "TSAs").

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization under a Section 457 plan will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

Direct Rollovers

If your Contract is used in connection with a pension or profit-sharing plan qualified under Section 401(a) of the Code or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING

In General

Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract, including amounts that escheat to the state, unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers or beneficiaries that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

FATCA Withholding

In order for the Company to comply with income tax withholding and information reporting rules which may apply to annuity contracts, the Company may request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U.S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity; and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If the Company does not have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which the Company is required to withhold income tax. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, the Company may be required to report contract values and other information for certain contractholders. For this reason the Company may require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of distributee or recipient.

GENERAL MATTERS

Error in Age or Gender

When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

Incontestability

We will not contest the Contract.

Non-Participation

The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

Assignment or Transfer of a Contract

You have the right to assign or transfer a non-qualified Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We must be properly notified in writing of an assignment. You must submit your written request to assign the Contract to our Administrative Office and your request for assignment is subject to our written approval. To the extent permitted by state law, we reserve the right to refuse to consent to any assignment at any time on a nondiscriminatory basis. We will not consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. We do not assume responsibility for any assignment or transfer.

Any annuity payments or surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's interest before we make a payment. We do not assume responsibility for any assignment or transfer. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. See TAXATION OF ANNUITIES IN GENERAL — Assignments, Pledges and Gratuitous Transfers.

Notice

All instructions and requests to change or assign the Contract must be received in Good Order. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

Modification

No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

Reports

At least annually prior to the Annuity Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

Settlement

Benefits due under this Contract are payable from our Administrative Office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

Receipt of Payment

If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

Protection of Proceeds

To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

Minimum Values

The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

Application of Law

The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Code and with applicable regulations.

DISTRIBUTION OF THE CONTRACTS

Distribution

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of Protective Life, and its home office shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member firm of the Financial Industry Regulatory Authority, Inc. ("FINRA").

IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including Concourse Financial Group Securities, Inc., an affiliate of Protective Life and IDI (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we cover some or all of IDI's operating and other expenses.

We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of the Contracts, which IDI passed along directly to the Selling Broker-Dealers.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2022	$3,344,475.53
December 31, 2023	$1,339,556.27
December 31, 2024	$940,387.03

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.

Compensation Paid to All Selling Broker-Dealers. We pay commissions as a percentage of each Purchase Payment. While the amount and timing of commissions varies depending on the distribution agreement, we do not expect them to exceed 8% of any Purchase Payment. In the normal course of business, we also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events, in accordance with all applicable federal and state rules.

The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments under the Contracts and other contracts we sell, such as our variable insurance products, (2) additional "trail" commissions, which are periodic payments as a percentage of the Contract Values of the Contracts and of the Contract and policy values or variable contract values of our variable insurance products; and/or (3) marketing allowances as a percentage of fixed annuity assets under management relating to the Contracts. Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments (including Purchase Payments for our variable insurance products) and/or maintaining a specified amount of Contract Value (including contract and policy value for our variable insurance products) with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation provides Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our Contracts over other market value adjusted annuities or other investments (as well as favoring our variable insurance products over other variable insurance products) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

Inquiries

You may make inquiries regarding a Contract by writing to Protective Life at its Administrative Office.

CEFLI

Protective Life Insurance Company is a member of The Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in its advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the ability of Protective Life to meet its obligations under the Contracts.

FINANCIAL STATEMENTS

The audited statutory statements of admitted assets, liabilities, and capital and surplus of Protective Life Insurance Company as of December 31, 2024 and 2023, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2024 as well as the Independent Auditors' Report are incorporated into the Statement of Additional Information by reference to Form N-VPFS, CIK No. 0000310826, filed with the SEC on April 7, 2025. Protective Life's audited statutory financial statements should be considered only as bearing on its ability to meet its obligations under the Contracts.

APPENDIX:
INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Strategies currently available under the Contract. We may change the features of the Strategies listed below (including the Index and the current limits on Index gains and losses), offer new Strategies, and terminate existing Strategies. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://Protective.onlineprospectus.net/Protective/mdii/?ctype=custom_1.

Note: If amounts are removed from a Strategy before the end of its Term, we may apply a Market Value Adjustment. This may result in a significant reduction on your Contract Value that could exceed any protection from Index loss that would be in place if you held the option under the end of the Term.

Index	Type of Index	Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Strategy)
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	0% Floor	1.5% Cap Rate 50% Participation Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	0% Floor	1.5% Cap Rate 50% Participation Rate
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-5% Floor	1.5% Cap Rate 50% Participation Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-5% Floor	1.5% Cap Rate 50% Participation Rate

Index	Type of Index	Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Strategy)
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-10% Floor	1.5% Cap Rate 50% Participation Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-10% Floor	1.5% Cap Rate 50% Participation Rate
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-20% Floor	1.5% Cap Rate 50% Participation Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-20% Floor	1.5% Cap Rate 50% Participation Rate
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-15% Buffer	1.5% Cap Rate 50% Participation Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-15% Buffer	1.5% Cap Rate 50% Participation Rate

*  The Indexes are price return indexes, not total return indexes, and therefore do not reflect dividends paid on the securities composing the Index. In addition, Index performance under the Contract does not reflect full investment performance of those securities.

We guarantee that the available Strategy options will always include the following: (i) a Strategy with a 0% Floor (the Default Strategy), (ii) a Strategy with a Floor from -1% to -10%, and (iii) a Strategy with a Buffer between -10% and -25%.

For Strategies with a Participation Rate, the lowest limit on Index gains that may be established is 50%. For Strategies with a Cap, the lowest limit on Index gains that may be established is 1.5%. For Strategies with both a Participation Rate and a Cap, the lowest limit on Index gains that may be established for the Participation Rate is 100% and for the Cap is 1.5%.

The following is information for the fixed option (the Holding Account) available under the Contract. We may change the features of the Holding Account, offer new fixed options, and terminate existing fixed options. We will provide you with written notice before doing so.

You cannot allocate Contract Value directly to the Holding Account. The Holding Account was used when the purchase payment was added to the Contract, at Contract issue and transferred, on the Strategy Start Date, to the Strategy(ies) you elected on your application. However, the Holding Account is used to hold any death benefit proceeds until they are paid out. Otherwise, the Holding Account is not utilized.

Name	Term	Minimum Guaranteed Interest Rate
Holding Account	N/A	1%

APPENDIX:
INDEX SUBSTITUTION EXAMPLE

The following example demonstrates how we would determine credited interest or a reduction in Strategy Value on the Maturity Date of a Strategy when there has been an Index substitution. This example assumes a S&P 500 Strategy with a $100,000 Strategy Base/ -10% Floor/ 12% Cap / 100% Participation Rate.

Strategy:

Strategy Base	$100,000
Term	1-Year
Index	S&P 500 Index
Initial S&P 500 Index Level	1,000
Floor	-10%
Cap	12%
Participation Rate	100%

Assume the MSCI EAFE Index is substituted for the S&P 500 Index during the Term of the Strategy above.

S&P 500 Index Performance at the Date of Substitution:

Index	S&P 500 Index
Initial S&P 500 Index Level	1,000
S&P 500 Index Level at Date of Substitution	900
Index Performance	-10%

MSCI EAFE Index Performance for the Remainder of the Term:

Index	MSCI EAFE Index
MSCI EAFE Index Level at Date of Substitution	2,000
MSCI EAFE Index Level at Maturity Date	2,400
Index Performance	20%

Calculation of Credited Interest or Reduction in Strategy Value and Maturity Value:

S&P 500 Index Performance	-10%
MSCI EAFE Index Performance	20%
Combined Index Performance(A)	8%
Credited Interest or Reduction in Strategy Value(B)	$8,000
Maturity Value	$08,000

(A)  The Combined Index Performance is calculated as follows: (1 + 1st Index Performance) x (1 + 2nd Index Performance) – 1 = (1 + -10%) x (1 + 20%) – 1 = 8%

(B)  Because the Combined Index Performance is positive, the credited interest or reduction in Strategy Value is calculated as follows: (Strategy Base) x (lesser of Cap or (combined Index Performance x Participation Rate)) = $100,000 x (lesser of Cap or (combined Index Performance x 100%)) = $8,000

APPENDIX:
STATE CONTRACT AVAILABILITY AND
VARIATIONS OF CERTAIN FEATURES

The following chart describes the material variations of certain features and/or benefits of the Contract in the states where the Contract has been approved as of the date of this Prospectus. Please consult your financial professional for more information about the availability in your state.

STATE	FEATURE	VARIATION
Arizona	Right to Cancel

The Contract's return and the cancellation request must be made within 10 days of your receipt of the Contract; or within 30 days of receipt if either: the Contract is issued in replacement of an existing contract; or, any Owner or Annuitant is 65 years of age or older on the date of application.

Connecticut	Unemployment: waiver of applicable withdrawal charge and MVA	The waiver of withdrawal charge and MVA for unemployment is not available.
Florida	Right to Cancel	You may cancel this Contract within 21 days after you receive it by returning it to our administrative office, or to the agent who sold it to you, with a written request for cancellation.
Idaho	Right to Cancel	You may cancel this Contract within 20 days after you receive it by returning it to our administrative office, or to the agent who sold it to you, with a written request for cancellation.
Kansas	Right to Cancel	If this Contract is a replacement of an existing annuity contract, you may return it to us (or the agent who sold it to you) within 30 days after you receive it.
Louisiana	Right to Cancel	If this Contract is a replacement of an existing annuity contract, you may return it to us (or the agent who sold it to you) within 30 days after you receive it.
Massachusetts	Annuitization Rates	We will use a unisex table of annuity payment rates.
Right to Cancel

We will promptly return your Contract Value. This amount may be more or less than your Purchase Payment In states where specifically required, we will promptly return the greater of your Purchase Payment, or the Contract Value. If this Contract is a replacement of an existing annuity contract, you may return it to us (or the agent who sold it to you) within 20 days after you receive it.

Missouri	Right to Cancel	We will promptly return the greater of your Contract Value or all Purchase Payments.
Nevada	Right to Cancel	If this Contract is a replacement of an existing annuity contract, you may return it to us (or the agent who sold it to you) within 30 days after you receive it.

STATE	FEATURE	VARIATION
New Hampshire	Annuitization Benefit	PayStream Plus® Annuitization Benefit is not available.
North Dakota	Right to Cancel	You may cancel this Contract within 20 days after you receive it by returning it to our administrative office, or to the agent who sold it to you, with a written request for cancellation.
Oklahoma	Right to Cancel	If we do not process the cancellation within 30 days of your request, the amount we refund will be the required amount plus interest accrued as calculated under applicable Oklahoma law.
Wyoming	Right to Cancel	If this Contract is a replacement of an existing annuity contract, you may return it to us (or the agent who sold it to you) within 30 days after you receive it.

APPENDIX:
INDEX PUBLISHERS

Protective Life uses the Index under license from the Indices' respective publishers. The following information about the Indices is included in this prospectus in accordance with Protective Life's license agreements with the publishers of the Indices:

S&P 500® Index Information

The "S&P 500 Index" is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates ("SPDJI"), and has been licensed for use by Protective Life. Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC, a division of S&P Global ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). It is not possible to invest directly in an index. Protective Market Defender II is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Protective Market Defender or any member of the public regarding the advisability of investing in securities generally or in Protective Market Defender particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices only relationship to Protective Life with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Protective Life or the Protective Market Defender II. S&P Dow Jones Indices have no obligation to take the needs of Protective Life or the owners of Protective Market Defender II into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Protective Market Defender II or the timing of the issuance or sale of Protective Market Defender II or in the determination or calculation of the equation by which Protective Market Defender II is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Protective Market Defender II. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PROTECTIVE LIFE, OWNERS OF THE PROTECTIVE MARKET DEFENDER, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.

WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PROTECTIVE LIFE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

MSCI EAFE Index Information

THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY PROTECTIVE LIFE. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A

PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Statement of Additional Information, which has been filed with the Securities and Exchange Commission ("SEC"), contains additional information about the Contract. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. You may obtain a copy of the Statement of Additional Information free of charge by visiting www.protective.com/productprospectus, calling us at 1-800-456-6330, or writing to us at the address shown on the cover page of this Prospectus. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC website (http://www.sec.gov).

Reports and other information about the Company are available on the SEC's website at http://www.sec.gov/ Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

If you have any questions about the Contract, please ask your financial professional or contact us at 1-800-456-6330.

EDGAR Contract Identifier: C000256990

PROTECTIVE LIFE INSURANCE COMPANY

P.O. Box 10648
Birmingham, Alabama 35202-0648
Telephone: 1-800-456-6330

STATEMENT OF ADDITIONAL INFORMATION
AN INDIVIDUAL SINGLE PREMIUM
DEFERRED REGISTERED INDEX-LINKED ANNUITY CONTRACT

This Statement of Additional Information ("SAI") contains information in addition to the information described in the Prospectus for the individual single premium deferred registered index-linked annuity contract (the "Contract") offered by Protective Life Insurance Company (the "Company"). This Statement of Additional Information is not a prospectus. It should be read only in conjunction with the Prospectus for the Contract. Definitions of special terms used in the SAI are found in the Prospectus for the Contract. The Prospectus for the Contract is dated May 1, 2025. You may obtain a copy of the Prospectus online at www.protective.com/eprospectus, by writing us at P.O. Box 10648, Birmingham, Alabama 35202-0648, or calling us toll free at 1-800-456-6330.

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2025.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

THE COMPANY	2
CONTRACT ADJUSTMENT	2
EXPERTS	14
FINANCIAL STATEMENTS	14

THE COMPANY

We are Protective Life Insurance Company (the "Company", "we," "our," "us" and "Protective Life"), a Nebraska corporation that was founded in 1907. Following its receipt of an Order Approving Redomestication on December 20, 2024, Protective Life redomesticated from Tennessee to Nebraska, and became an insurance company domiciled in the State of Nebraska as of December 31, 2024. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), a U.S. insurance holding company and a wholly-owned subsidiary of Dai-ichi Life Holdings, Inc. ("Dai-ichi"). Dai-ichi's stock is traded on the Tokyo Stock Exchange. No other company has any legal responsibility to pay amounts that the Company owes under the Contracts. The Company is solely responsible for paying all amounts owed to you under the Contract.

CONTRACT ADJUSTMENT

The steps and formulas below explain how we calculate withdrawals and, more specifically, how we determine the following amounts: (1) the amount we need to deduct from each Strategy to satisfy the withdrawal request; (2) the amount remaining in your Strategy after we process the withdrawal; (3) the MVA and, if applicable, the withdrawal charge applicable to each Strategy; and (4) your withdrawal proceeds. Following the steps and formulas below are numerical examples that illustrate how contract adjustments impact the amount withdrawn or surrendered.

We use Steps 1 and 2 to calculate the effect of a withdrawal on the Strategy Base (i.e., the amount we deduct and the amount that remains in the Strategy). Steps 3 and 4 show how we calculate the relevant charges and the proceeds you will receive. For examples on how we calculate withdrawals, see APPENDIX B: MARKET VALUE ADJUSTMENT AND VESTING FACTOR EXAMPLES in this Prospectus.

Step 1: Calculating the Amount We Deduct from Each Strategy Base for the Withdrawal Request

When a withdrawal is taken from your Contract, the Contract Base and Strategy Bases will be reduced. The total amount of the reduction is intended to adjust the Contract Base in the same proportion that the withdrawal amount reduced the Contract Value at the time of the withdrawal. The amount of the reduction to the Contract Base could be greater than the dollar amount of the withdrawal to the Contract Value, if the Contract Value, at the time of the withdrawal, is less than the Contract Base.

The amount of the reduction for an individual Strategy is referred to as the Strategy Base Reduction Amount. This amount is based on 1) the portion of the withdrawal allocated to the individual Strategy, calculated based on the pro rata share of that Strategy’s Base to the total Contract Base, and 2) an adjustment factor based on the ratio of total Contract Base to Contract Value at the time of the withdrawal. This adjustment factor (called the Contract Base Reduction Percentage) is calculated at the Contract level rather than the individual Strategy level, and the adjustment will be proportionally allocated among all Strategies, regardless of the individual performance of each Strategy. Therefore, even if an individual Strategy’s performance is positive, but the overall Contract performance is negative, the impact of the withdrawal to the individual Strategy Base would be to reduce the Strategy Base by an amount greater than the dollar amount the withdrawal reduces the Strategy Value for that Strategy.

The first step in determining the Strategy Base Reduction Amount is to determine the Contract Base Reduction Percentage, which is the percent by which we reduce the Contract Base (that is, the sum of all Strategy Bases) for your withdrawal. We calculate this percent by comparing your Contract Base to your Contract Value (on the date we calculate the withdrawal).

Contract Base Reduction Percentage = A / B

where:

A = Contract Base (sum of all Strategy Bases), and

B = Contract Value.

The next step is to determine how much the requested withdrawal will reduce the Contract Base based on the Contract Value (as of the date we calculate the withdrawal). We do this by applying the Contract

2

Base Reduction Percentage to the withdrawal amount requested.

Contract Base Adjustment Amount = withdrawal amount requested x Contract Base Reduction Percentage

The next step is to determine how much of the Contract Base Adjustment Amount is allocable to each Strategy Base. We refer to this as the Strategy Base allocation percentage, and it is the ratio of Strategy Base to Contract Base (expressed as a percent of the Contract Base). For example, if you have 5 Strategies, and each Strategy Base is $10,000, then the Strategy Base allocation percentage for each Strategy is 20% ($10,000/$50,000). We calculate the Strategy Base allocation percentage, and then apportion the Contract Base Adjustment Amount to each Strategy (Strategy Base Reduction Amount) as follows:

Strategy Base Reduction Amount = Contract Base Adjustment Amount x Strategy Base allocation percentage

Step 2: Determining the Strategy Base After the Withdrawal

A withdrawal will reduce the Strategy Base by the Strategy Base Reduction Amount.

Strategy Base after we process withdrawal = A – B

A = Strategy Base before we process withdrawal, and

B = Strategy Base Reduction Amount.

Step 3: Calculating the MVA and Withdrawal Charge Applicable to Each Strategy

A portion of your withdrawal request will be subject to the MVA and, if applicable, withdrawal charge, and those charges will impact the amount you receive from your withdrawal. If interest rates at the time of the withdrawal are higher than at the start of the MVA Period, the MVA will be negative and will reduce your withdrawal proceeds. Conversely, if interest rates at the time of the withdrawal are lower than at the start of the MVA Period, the MVA will be positive. We determine the MVA charge and withdrawal charge applicable to each Strategy based on the amount we withdraw from each Strategy. We then add all the MVA charges together to arrive at the total amount of the MVA and all of the withdrawal charges together to arrive at the total amount of the withdrawal charge that we impose on your withdrawal. To do this, we first apportion the amount of the withdrawal request among the Strategies based on the Strategy Base allocation percentage. The result is the Strategy Withdrawal Amount.

Strategy Withdrawal Amount = A x B

A= withdrawal request amount, and

B = Strategy Base allocation percentage.

Once we determine the Strategy Withdrawal Amount, we calculate the Strategy Free Withdrawal Amount for each Strategy, which is the amount not subject to the MVA or withdrawal charge. For each Strategy:

Strategy Free Withdrawal Amount = A x B

where:

A = Free Withdrawal Amount, and

B = Strategy Base allocation percentage.

For each Strategy, we determine the amount of the withdrawal that will be subject to the MVA, and we refer to this portion as the MVA Strategy Withdrawal Portion. We calculate this amount by deducting the Strategy Free Withdrawal Amount from the Strategy Withdrawal Amount.

MVA Strategy Withdrawal Portion = A – B

where:

A = Strategy Withdrawal Amount, and

B = Strategy Free Withdrawal Amount.

We then determine the dollar amount of the MVA and, if applicable, the dollar amount of the withdrawal

3

charge for each Strategy. The dollar amount of the MVA could increase, decrease, or have no effect on the amount you will receive from the withdrawal.

The dollar amount of the MVA = A x B

where:

A = MVA Strategy Withdrawal Portion, and

B = MVA Rate (as described in the “Market Value Adjustment” section).

If the withdrawal occurs during the initial MVA Period (withdrawal charge period) we will also assess a withdrawal charge but only on the MVA Strategy Withdrawal Portion after we assess the dollar amount of the MVA. An MVA that increases the MVA Strategy Withdrawal Portion will also increase the withdrawal charge. Similarly, an MVA that decreases the MVA Strategy Withdrawal Portion will also decrease the withdrawal charge.

The dollar amount of the withdrawal charge = (A +/– B) x C

where:

A = MVA Strategy Withdrawal Portion,

B = dollar amount of the MVA (as calculated above) applicable to the Strategy, and

C = withdrawal charge percentage (as described in the “Determining the Withdrawal Charge” section).

Step 4: Determining the Amount of the Withdrawal Proceeds You Will Receive

To calculate the amount you will actually receive from a withdrawal request, we use the following formula:

Withdrawal Proceeds = A +/– B – C – D

where:

A = sum of all Strategy Withdrawal Amounts,

B = sum of the dollar amounts of the MVA for all the Strategies,

C = sum of the dollar amounts of the withdrawal charges for all the Strategies,

D = any required or requested tax withholding.

We follow the steps above and perform the withdrawal calculations as of the end of the Business Day on which we receive your request in Good Order at our Administrative Office. A transaction request will be deemed in Good Order if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. A Business Day ends at the close of regular trading on the New York Stock Exchange, which is generally at 4:00 p.m. Eastern Time. We will process any request received at our Administrative Office after the end of a Business Day on the next Business Day.

4

Examples:

Scenario 1: Full Surrender Example when Index Performance is Negative and MVA is Negative

Index:	S&P 500
Strategy Base:	$100,000
Contract Base:	$100,000
Strategy Base Allocation Percentage:	100%	($100,000 / $100,000)
Cap:	12%
Floor:	-10%
Participation Rate:	100%
Index Performance (on date we calculate withdrawal):	-15%
Downside Protection Vesting Factor	100%
Strategy Value	$90,000	($100,000 + $100,000 * max (-10% * 100%, -15.0%))
Contract Value:	$90,000
Months Elapsed in Strategy Term	10
Months Remaining in Withdrawal Charge Period:	61
Initial MVA Rate:	5%
Current MVA rate:	6%
Withdrawal Charge Percentage:	9%
Gross Withdrawal Amount:	$90,000
MVA:	-5.08%	(5% – 6%) * (61/12)
Contract Base Reduction Percentage:	111%	($100,000 / $90,000)
Contract Base Adjustment Amount:	$100,000	(111% * $90,000)
Strategy Base Reduction Amount:	$100,000	($100,000 * 100%)
Strategy Free Withdrawal Amount:	$10,000	(10% * $100,000)
Excess Withdrawal/Surrender Amount:	$80,000	($90,000 – $10,000)
Market Value Adjustment (MVA):	-$4,066.67	($80,000 * -5.08%)
Withdrawal Charge:	$7,566	($90,000 – $10,000 + -$4,066.67) * (9%)
Post Withdrawal Strategy Base:	$0	($100,000 – $100,000.00)
Withdrawal Proceeds:	$78,367.33	($90,000.00 – $7,566.00 + -$4,066.67)
Percentage Change in Contract Value as a result of the MVA:	-4.52%	-$4,066.67 / $90,000

5

Scenario 2: Full Surrender Example when Index Performance is Negative and MVA is Positive

Index:	S&P 500
Strategy Base:	$100,000
Contract Base:	$100,000
Strategy Base Allocation Percentage:	100%	($100,000 / $100,000)
Cap:	12%
Floor:	-10%
Participation Rate:	100%
Index Performance (on date we calculate withdrawal):	-15%
Downside Protection Vesting Factor	100%
Strategy Value	$90,000	($100,000 + $100,000 * max (-10% * 100%, -15%))
Contract Value:	$90,000
Months Elapsed in Strategy Term	10
Months Remaining in Withdrawal Charge Period:	61
Initial MVA Rate:	5%
Current MVA rate:	4%
Withdrawal Charge Percentage:	9%
Gross Withdrawal Amount:	$90,000
MVA:	5.08%	(5% – 4%) * (61/12)
Contract Base Reduction Percentage:	111%	($100,000 / $90,000)
Contract Base Adjustment Amount:	$100,000	(111% * $90,000)
Strategy Base Reduction Amount:	$100,000	($100,000 * 100%)
Strategy Free Withdrawal Amount:	$10,000	(10% * $100,000)
Excess Withdrawal/Surrender Amount:	$80,000	($90,000 – $10,000)
Market Value Adjustment (MVA):	$4,066.67	($80,000 * 5.08%)
Withdrawal Charge:	$6,834	($90,000 – $10,000 + $4,066.67) * (9%)
Post Withdrawal Strategy Base:	$0	($100,000 – $100,000)
Withdrawal Proceeds:	$87,232.67	($90,000.00 – $6,834 + $4,066.67)
Percentage Change in Contract Value as a result of the MVA:	4.52%	$4,066.67 / $90,000

6

Scenario 3: Full Surrender Example when Index Performance is Positive and MVA is Negative

Index:	S&P 500
Strategy Base:	$100,000
Contract Base:	$100,000
Strategy Base Allocation Percentage:	100%	($100,000 / $100,000)
Cap:	12%
Floor:	-10%
Participation Rate:	100%
Index Performance (on date we calculate withdrawal):	15%
Crediting Method Vesting Factor	50%
Strategy Value	$106,000	($100,000 + $100,000 * 50% * min (15%, 12%))
Contract Value:	$106,000
Months Elapsed in Strategy Term	10
Months Remaining in Withdrawal Charge Period:	61
Initial MVA Rate:	5%
Current MVA rate:	6%
Withdrawal Charge Percentage:	9%
Gross Withdrawal Amount:	$ 106,000
MVA:	-5.08%	(5% – 6%) * (61/12)
Contract Base Reduction Percentage:	94%	($100,000 / $106,000)
Contract Base Adjustment Amount:	$100,000	(94% * $106,000)
Strategy Base Reduction Amount:	$100,000	($100,000 * 100%)
Strategy Free Withdrawal Amount:	$10,000	(10% * $100,000)
Excess Withdrawal/Surrender Amount:	$96,000	($106,000 – $10,000)
Market Value Adjustment (MVA):	-$4,880	($96,000 * -5.08%)
Withdrawal Charge:	$9,079.20	($106,000 – $10,000 + -$4,880) * (9%)
Post Withdrawal Strategy Base:	$0	($100,000 – $100,000)
Withdrawal Proceeds:	$ 92,040.80	($106,000 – $9,079.20 + -$4,880)
Percentage Change in Contract Value as a result of the MVA:	-4.60%	-$4,880 / $106,000

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Scenario 4: Full Surrender Example when Index Performance is Positive and MVA is Positive

Index:	S&P 500
Strategy Base:	$100,000
Contract Base:	$100,000
Strategy Base Allocation Percentage:	100%	($100,000 / $100,000)
Cap:	12%
Floor:	-10%
Participation Rate:	100%
Index Performance (on date we calculate withdrawal):	15%
Crediting Method Vesting Factor	50%
Strategy Value	$106,000	($100,000 + $100,000 * 50% * min (15%, 12%))
Contract Value:	$106,000
Months Elapsed in Strategy Term	10
Months Remaining in Withdrawal Charge Period:	61
Initial MVA Rate:	5%
Current MVA rate:	4%
Withdrawal Charge Percentage:	9%
Gross Withdrawal Amount:	$106,000
MVA:	5.08%	(5% – 4%) * (61/12)
Contract Base Reduction Percentage:	94%	($100,000 / $106,000)
Contract Base Adjustment Amount:	$100,000	(94% * $106,000)
Strategy Base Reduction Amount:	$100,000	($100,000 * 100%)
Strategy Free Withdrawal Amount:	$10,000	(10% * $100,000)
Excess Withdrawal/Surrender Amount:	$96,000	($106,000 – $10,000)
Market Value Adjustment (MVA):	$4,880	($96,000 * 5.08%)
Withdrawal Charge:	$8,200.80	($106,000 – $10,000 + $4,880) * (9%)
Post Withdrawal Strategy Base:	$0	($100,000 – $100,000)
Withdrawal Proceeds:	$102,679.20	($106,000 – $8,200.80 + $4,880)
Percentage Change in Contract Value as a result of the MVA:	4.60%	$4,880 / $106,000

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Scenario 5: Partial Withdrawal Example when Index Performance is Negative and MVA is Negative

Index:	S&P 500
Strategy Base:	$100,000
Contract Base:	$100,000
Strategy Base Allocation Percentage:	100%	($100,000 / $100,000)
Cap:	12%
Floor:	-10%
Participation Rate:	100%
Index Performance (on date we calculate withdrawal):	-15%
Downside Protection Vesting Factor	100%
Strategy Value	$90,000	($100,000 + $100,000 * max (- 10% * 100%, -15%))
Contract Value:	$90,000
Months Elapsed in Strategy Term	10
Months Remaining in Withdrawal Charge Period:	61
Initial MVA Rate:	5%
Current MVA rate:	6%
Withdrawal Charge Percentage:	9%
Net Withdrawal Amount:	$25,000
Gross Withdrawal Amount:	$27,552.24	(amount needed to yield withdrawal proceeds of $25,000)
MVA:	-5.08%	(5% – 6%) * (61/12)
Contract Base Reduction Percentage:	111%	($100,000 / $90,000)
Contract Base Adjustment Amount:	$30,613.60	(111% * $27,552.24)
Strategy Base Reduction Amount:	$30,613.60	($30,613.60 * 100%)
Strategy Free Withdrawal Amount:	$10,000	(10% * $100,000)
Excess Withdrawal/Surrender Amount:	$17,552	($27,552.24 – $10,000)
Market Value Adjustment (MVA):	-$892.24	($17,552.24 * -5.08%)
Withdrawal Charge:	$1,660	($27,552.24 – $10,000 + -$892.24) * (9%)
Post Withdrawal Strategy Base:	$69,386.40	($100,000 – $30,613.60)
Withdrawal Proceeds:	$25,000	($27,552.24 – $1,660 + -$892.24)
Percentage Change in Contract Value as a result of the MVA:	-0.99%	-$892.24 / $90,000

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Scenario 6: Partial Withdrawal Example when Index Performance is Negative and MVA is Positive

Index:	S&P 500
Strategy Base:	$100,000
Contract Base:	$100,000
Strategy Base Allocation Percentage:	100%	($100,000 / $100,000)
Cap:	12%
Floor:	-10%
Participation Rate:	100%
Index Performance (on date we calculate withdrawal):	-15%
Downside Protection Vesting Factor	100%
Strategy Value	$90,000	($100,000 + $100,000 * max (-10% * 100%, -15%))
Contract Value:	$90,000
Months Elapsed in Strategy Term	10
Months Remaining in Withdrawal Charge Period:	61
Initial MVA Rate:	5%
Current MVA rate:	4%
Withdrawal Charge Percentage:	9%
Net Withdrawal Amount:	$25,000
Gross Withdrawal Amount:	$25,537.47	(amount needed to yield withdrawal proceeds of $25,000)
MVA:	5.08%	(5% – 4%) * (61/12)
Contract Base Reduction Percentage:	111%	($100,000 / $90,000)
Contract Base Adjustment Amount:	$28,374.96	(111% * $25,537.47)
Strategy Base Reduction Amount:	$28,374.96	($28,374.96 * 100%)
Strategy Free Withdrawal Amount:	$10,000	(10% * $100,000)
Excess Withdrawal/Surrender Amount:	$15,537	($25,537.47 – $10,000)
Market Value Adjustment (MVA):	$789.82	($15,537.47 * 5.08%)
Withdrawal Charge:	$1,327.29	($25,537.47 – $10,000 + $789.82) * (9%)
Post Withdrawal Strategy Base:	$71,625.04	($100,000 – $28,374.96)
Withdrawal Proceeds:	$25,000	($25,537.47 – $1,327.29 + $789.82)
Percentage Change in Contract Value as a result of the MVA:	0.88%	$789.82 / $90,000

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Scenario 7: Partial Withdrawal Example when Index Performance is Positive and MVA is Negative

Index:	S&P 500
Strategy Base:	$100,000
Contract Base:	$100,000
Strategy Base Allocation Percentage:	100%	($100,000 / $100,000)
Cap:	12%
Floor:	-10%
Participation Rate:	100%
Index Performance (on date we calculate withdrawal):	-15%
Crediting Method Vesting Factor	50%
Strategy Value	$106,000	($100,000 + $100,000 * 50% * min (15%, 12%))
Contract Value:	$106,000
Months Elapsed in Strategy Term	10
Months Remaining in Withdrawal Charge Period:	61
Initial MVA Rate:	5%
Current MVA rate:	6%
Withdrawal Charge Percentage:	9%
Net Withdrawal Amount:	$25,000
Gross Withdrawal Amount:	$27,552.24	(amount needed to yield withdrawal proceeds of $25,000)
MVA:	-5.08%	(5% – 6%) * (61/12)
Contract Base Reduction Percentage:	94%	($100,000 / $106,000)
Contract Base Adjustment Amount:	$25,992.68	(94% * $27,552.24)
Strategy Base Reduction Amount:	$25,992.68	($25,992.68 * 100%)
Strategy Free Withdrawal Amount:	$10,000	(10% * $100,000)
Excess Withdrawal/Surrender Amount:	$17,552	($27,552.24 – $10,000)
Market Value Adjustment (MVA):	-$892.24	($17,552.24 * -5.08%)
Withdrawal Charge:	$1,660	($27,552.24 – $10,000 + -$892.24) * (9%)
Post Withdrawal Strategy Base:	$74,007.32	($100,000 – $25,992.68)
Withdrawal Proceeds:	$25,000	($27,552.24 – $1,660 + -$892.24)
Percentage Change in Contract Value as a result of the MVA:	-0.84%	-$892.24 / $106,000

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Scenario 8: Partial Withdrawal Example when Index Performance is Positive and MVA is Positive

Index:	S&P 500
Strategy Base:	$100,000
Contract Base:	$100,000
Strategy Base Allocation Percentage:	100%	($100,000 / $100,000)
Cap:	12%
Floor:	-10%
Participation Rate:	100%
Index Performance (on date we calculate withdrawal):	15%
Crediting Method Vesting Factor	50%
Strategy Value	$106,000	($100,000 + $100,000 * 50%* min (15%, 12%))
Contract Value:	$106,000
Months Elapsed in Strategy Term	10
Months Remaining in Withdrawal Charge Period:	61
Initial MVA Rate:	5%
Current MVA rate:	4%
Withdrawal Charge Percentage:	9%
Net Withdrawal Amount:	$25,000
Gross Withdrawal Amount:	$25,537.47	(amount needed to yield withdrawal proceeds of $25,000)
MVA:	5.08%	(5% – 4%) * (61/12)
Contract Base Reduction Percentage:	94%	($100,000 / $106,000)
Contract Base Adjustment Amount:	$24,091.95	(94% * $25,537.47)
Strategy Base Reduction Amount:	$24,091.95	($24,091.95 * 100%)
Strategy Free Withdrawal Amount:	$10,000	(10% * $100,000)
Excess Withdrawal/Surrender Amount:	$15,537	($25,537.47 – $10,000)
Market Value Adjustment (MVA):	$789.82	($15,537.47 * 5.08%)
Withdrawal Charge:	$1,327.29	($25,537.47 – $10,000 + $789.82) * (9%)
Post Withdrawal Strategy Base:	$75,908.05	($100,000 – $24,091.95)
Withdrawal Proceeds:	$25,000	($25,537.47 – $1,327.29 + $789.82)
Percentage Change in Contract Value as a result of the MVA:	0.75%	$789.82 / $106,000

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Scenario 9: Partial Withdrawal Example with Multiple Strategies

Strategy 1
Strategy 1 Index	S&P 500
Strategy 1 Strategy Base	$20,000
Strategy 1 Cap:	12%
Strategy 1 Floor:	-10%
Strategy 1 Participation Rate:	100%
Strategy 1 Index Performance (on date we calculate withdrawal):	15%
Strategy 1 Crediting Method Vesting Factor	50%
Strategy 1 Strategy Value	$21,200	($20,000 + $20,000 * 50% * min (15%, 12%))
Strategy 2
Strategy 2 Index	MSCI EAFE
Strategy 2 Strategy Base	$80,000
Strategy 2 Cap:	8%
Strategy 2 Floor:	-5%
Strategy 2 Participation Rate:	100%
Strategy 2 Index Performance (on date we calculate withdrawal):	-15%
Strategy 2 Crediting Method Vesting Factor	100%
Strategy 2 Strategy Value	$76,000	($80,000 + $80,000 * max (-5% * 100%, -15%))
Contract Base	$100,000	($20,000 + $80,000)
Contract Value	$97,200	($21,200 + $76,000)
Months Elapsed in Strategy Term	10
Months Remaining in Withdrawal Charge Period:	61
Initial MVA Rate:	5%
Current MVA rate:	6%
Withdrawal Charge Percentage:	9%
Net Withdrawal Amount:	$25,000
Gross Withdrawal Amount:	$27,552.24	(amount needed to yield withdrawal proceeds of $25,000)
MVA:	-5.08%	(5% – 6%) * (61/12)
Contract Base Reduction Percentage:	103%	($100,000 / $97,200)
Contract Base Adjustment Amount:	$28,345.93	(103% * $27,552.24)
Strategy 1
Strategy 1 Strategy Base Reduction Amount:	$5,669.19	($28,345.93 * 20%)
Strategy 1 Strategy Free Withdrawal Amount:	$2,000	(10% * $20,000)
Strategy 1 Excess Withdrawal/Surrender Amount:	$3,510.45	($27,552.24 * 20% – $2,000)

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Strategy 1 Market Value Adjustment (MVA):	-$178.45	($3,510.45 * -5.08%)
Strategy 1 Withdrawal Charge:	$332	($3,510.45 – $2,000 + -$178.45) * (9%)
Strategy 1 Post Withdrawal Strategy Base:	$14,330.81	($20,000 – $5,669.19)
Strategy 1 Withdrawal Proceeds:	$5,000	($27,552.24 – $332 + -$178.45)
Strategy 2
Strategy 2 Strategy Base Reduction Amount:	$22,677	($28,345.93 * 80%)
Strategy 2 Strategy Free Withdrawal Amount:	$8,000	(10% * $80,000)
Strategy 2 Excess Withdrawal/Surrender Amount:	$14,041.79	($27,552.24 * 80% – $8,000)
Strategy 2 Market Value Adjustment (MVA):	-$713.79	($14,041.79 * -5.08%)
Strategy 2 Withdrawal Charge:	$1,328	($14,041.79 – $8,000 + -$713.79) * (9%)
Strategy 2 Post Withdrawal Strategy Base:	$57,323.26	($80,000 – $22,676.74)
Strategy 2 Withdrawal Proceeds:	$20,000	($27,552.24 – $1,328 + -$713.79)
Post Withdrawal Contract Base	$71,654.07	($14,041.79 + $57,323.26)
Total Withdrawal Proceeds	$25,000	($5,000 + $20,000)
Percentage Change in Contract Value as a result of the MVA:	-0.92%	(-$178.45 + -$713.79) = -$892.24; --$892.24 / $97,200

EXPERTS

The statutory financial statements of Protective Life Insurance Company as of December 31, 2024 and 2023, and for each of the years in the three-year period ended December 31, 2024, have been incorporated by reference in this Statement of Additional Information in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The audit report covering the December 31, 2024 statutory financial statements includes explanatory language that states that the financial statements are prepared by Protective Life Insurance Company using statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance.

The audit report covering the December 31, 2024 statutory financial statements contains an emphasis of matter paragraph stating that the Company was re-domesticated from Tennessee to Nebraska effective December 20, 2024. Accordingly, the audit report states the opinions are not modified with respect to this matter.

The business address for KPMG LLP is 420 20th Street North, Suite 1800, Birmingham, Alabama 35203.

FINANCIAL STATEMENTS

The audited statutory statements of admitted assets, liabilities, and capital and surplus of Protective Life Insurance Company as of December 31, 2024 and 2023, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2024 as well as the Independent Auditors' Report are incorporated into the Statement of Additional Information by reference to the filed Form N-VPFS, CIK No. 0000310826 filed with the SEC on April 7, 2025. Protective Life's audited statutory financial statements should be considered only as bearing on its ability to meet its obligations under the Contracts.

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